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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  W. Ann Arbor Trail, Suite 244   Plymouth, MI 48170

(Name and address of agent for service)

Registrant's telephone number, including area code:	(248) 644-8500

Date of fiscal year end:	December 31, 2015

Date of reporting period:	June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FUND

value investing since 1984

TICKER SYMBOL: RCMFX

unaudited

SEMI-ANNUAL REPORT

JUNE 30, 2015

Schwartz Value Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser 801 W. Ann Arbor Trail Suite 244 Plymouth, Michigan 48170

Dear Fellow Shareowners:

The Schwartz Value Fund (“the Fund”) had a total return of -3.35% for the six month period ended June 30, 2015, vs. 1.71% for the Russell 1000 Index (“the Index”). The Fund does not seek to mimic or match the Index. We hold more concentrated positions and do not attempt to have exposure to every industry sector. We seek the best investments, irrespective of the Index industry weightings. In our opinion, the Fund’s portfolio companies tend to be higher quality, have stronger balance sheets, longer operating histories with more experienced managements, and are less expensive based upon various valuation metrics than the average Index company. This conservative, value-conscious approach has produced periods of underperformance and outperformance as follows:

	Average Annual Total Return For the Periods Ended 06/30/15
	1 year	5 years	10 years	15 years
Schwartz Value Fund	-13.28%	8.05%	2.57%	6.24%
Russell 1000 Index	7.37%	17.58%	8.13%	4.68%
S&P 500 Index	7.42%	17.34%	7.89%	4.36%

Many factors in today’s market have worked against value investing. Fast growing (and often speculative) growth stocks have really been on a roll. Investors continue to shine favor on aggressive early-stage biopharmaceutical companies, startups & IPOs with no profits, and high profile stocks like Netflix (up 125% YTD, 240x PE) and Amazon.com (up 58% YTD, 160x PE). We don’t invest your money in these types of issues. We’ve seen this movie before, and it doesn’t end well.

The Fund’s best performing security so far in 2015 is Valeant Pharmaceuticals International, Inc., which we started buying last year at $115 per share. Now at $235, the stock rose 55% during the first half of 2015, as the market continues to recognize the value of this unique company. Led by CEO Michael Pearson, Valeant has made sensible acquisitions that have generated positive returns above the company’s cost of capital. Even though the stock price has advanced significantly from our cost, we believe the stock is still undervalued and is one of the Fund’s largest holdings. The Fund’s other top performers in the first half of 2015 included technology companies Equinix, Inc. (data centers) +17%, Apple, Inc. (consumer technology) +15%, ARRIS Group, Inc. (communication equipment) +14%, and ANSYS, Inc. (simulation software) +11%.

Primary performance detractors included Apollo Education Group, Inc., which has declined 60% since the start of the year. The company has experienced declining enrollments amid a burdensome regulatory environment. Clearly, we misjudged the ability of Apollo’s management to navigate these challenges and we were too early in buying this stock. However, we believe the company has many redeeming qualities and the shares have significant recovery potential. Apollo has a rapidly growing international division, a pristine balance sheet with $7 of net cash per share and brand equity in its University of Phoenix name. It’s also the largest independent online university in the U.S. with a 40 year operating history. Other detractors from performance, which have all been eliminated from the portfolio, were Ocwen Financial Corporation (mortgage servicing), Knowles Corporation (technology components), Ensco plc (off-shore drilling), and National Oilwell Varco, Inc. (oil-field services).

A new holding in the Fund is Graham Holdings Company. Graham Holdings owns a diverse mix of businesses remaining under the Graham family’s control following the divestiture of the The Washington Post newspaper business in 2013. The company’s primary businesses include Kaplan Education - one of the world’s leading providers of educational services, Graham Media Group - which operates five television stations, and SocialCode - a marketing technology company. Management and the board have engaged in several corporate transactions during the past 18 months in order to unlock shareholder value, including the sale of The Washington Post and 38 unprofitable Kaplan college campuses, the sale of its former headquarters building, and most recently the spin-off of its cable television business (Cable One). Graham Holdings passes our criteria of investing in market leading companies, with a history of profitability, that have strong balance sheets, and that are run by shareholder-oriented management teams.

We believe the portfolio is more undervalued today than during most periods of the Fund’s three decade history. The Fund holds a number of stocks that are selling at a large discount to our appraisal of intrinsic value.

Thank you for being a shareholder in the Schwartz Value Fund.

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager July 31, 2015	Timothy S. Schwartz, CFA Co-Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

2

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2015 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
180,000	Unico American Corporation	$1,886,400	8.0%
6,750	Valeant Pharmaceuticals International, Inc.	1,499,513	6.3%
3,073	Biglari Holdings, Inc.	1,271,454	5.4%
50,000	Cie Générale des Éstablissements Michelin - ADR	1,050,500	4.4%
25,000	Avnet, Inc.	1,027,750	4.3%
35,000	Liberty Interactive Corporation - Series A	971,250	4.1%
25,000	Discovery Communications, Inc. - Series A	831,500	3.5%
4	Berkshire Hathaway, Inc. - Class A	819,400	3.5%
25,000	ARRIS Group, Inc.	765,000	3.2%
25,000	PNC Financial Services Group, Inc. (The) - Warrants	718,250	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	28.0%
Energy	15.1%
Financials	16.4%
Health Care	6.3%
Industrials	7.8%
Information Technology	18.2%
Materials	2.3%
Warrants	3.1%
Open-End Funds	0.1%
Money Market Funds, Liabilities in Excess of Other Assets	2.7%
100.0%

3

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 94.1%	Shares	Market Value
Consumer Discretionary — 28.0%
Auto Components — 4.4%
Cie Générale des Éstablissements Michelin - ADR	50,000	$1,050,500

Diversified Consumer Services — 4.2%
Apollo Education Group, Inc. *	35,000	450,800
Graham Holdings Company - Class B	500	537,525
		988,325
Hotels, Restaurants & Leisure — 5.4%
Biglari Holdings, Inc. *	3,073	1,271,454

Internet & Catalog Retail — 4.9%
Liberty Interactive Corporation - Series A *	35,000	971,250
Liberty Ventures - Series A *	4,975	195,368
		1,166,618
Media — 5.7%
Discovery Communications, Inc. - Series A *	25,000	831,500
Liberty Global plc - Series C *	10,000	506,300
		1,337,800
Specialty Retail — 3.4%
Bed Bath & Beyond, Inc. *	6,000	413,880
TJX Companies, Inc. (The)	6,000	397,020
		810,900
Energy — 15.1%
Energy Equipment & Services — 6.8%
Atwood Oceanics, Inc.	15,000	396,600
Rowan Companies plc - Class A	33,000	696,630
Schlumberger Limited	6,000	517,140
		1,610,370
Oil, Gas & Consumable Fuels — 8.3%
Apache Corporation	3,000	172,890
Devon Energy Corporation	10,000	594,900
Exxon Mobil Corporation	6,000	499,200
Rosetta Resources, Inc. *	30,000	694,200
		1,961,190
Financials — 16.4%
Capital Markets — 0.9%
Bank of New York Mellon Corporation (The)	5,000	209,850

Insurance — 13.8%
Berkshire Hathaway, Inc. - Class A *	4	819,400
Progressive Corporation (The)	20,000	556,600
Unico American Corporation *	180,000	1,886,400
		3,262,400

4

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.1% (Continued)	Shares	Market Value
Financials — 16.4%(Continued)
Thrifts & Mortgage Finance — 1.7%
Ocwen Financial Corporation *	40,000	$408,000

Health Care — 6.3%
Pharmaceuticals — 6.3%
Valeant Pharmaceuticals International, Inc. *	6,750	1,499,513

Industrials — 7.8%
Aerospace & Defense — 2.5%
Precision Castparts Corporation	3,000	599,610

Construction & Engineering — 1.1%
Fluor Corporation	5,000	265,050

Machinery — 4.2%
Donaldson Company, Inc.	20,000	716,000
Trinity Industries, Inc.	10,000	264,300
		980,300
Information Technology — 18.2%
Communications Equipment — 3.8%
ARRIS Group, Inc. *	25,000	765,000
Cisco Systems, Inc.	5,000	137,300
		902,300
Electronic Equipment, Instruments & Components — 4.3%
Avnet, Inc.	25,000	1,027,750

Internet Software & Services — 2.2%
Equinix, Inc.	2,000	508,000

IT Services — 2.9%
International Business Machines Corporation	3,000	487,980
Teradata Corporation *	5,000	185,000
		672,980
Software — 1.5%
ANSYS, Inc. *	4,000	364,960

Technology Hardware, Storage & Peripherals — 3.5%
Apple, Inc.	2,000	250,850
EMC Corporation	22,000	580,580
		831,430

5

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.1% (Continued)	Shares	Market Value
Materials — 2.3%
Metals & Mining — 2.3%
Barrick Gold Corporation	20,000	$213,200
Goldcorp, Inc.	20,000	324,000
		537,200

Total Common Stocks (Cost $19,376,957)		$22,266,500

WARRANTS — 3.1%	Shares	Market Value
Financials — 3.1%
Banks — 3.1%
PNC Financial Services Group, Inc. (The) * (Cost $437,198)	25,000	$718,250

OPEN-END FUNDS — 0.1%	Shares	Market Value
Sequoia Fund, Inc. * (Cost $8,738)	65	$16,549

MONEY MARKET FUNDS — 2.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $694,362)	694,362	$694,362

Total Investments at Market Value — 100.2% (Cost $20,517,255)		$23,695,661

Liabilities in Excess of Other Assets — (0.2%)		(38,850)

Net Assets — 100.0%		$23,656,811

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2015.

See notes to financial statements.

6

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015 (Unaudited)

ASSETS
Investments, at market value (cost of $20,517,255) (Note 1)	$23,695,661
Dividends receivable	13,736
Other assets	6,133
TOTAL ASSETS	23,715,530

LIABILITIES
Payable to Adviser (Note 2)	45,946
Payable to administrator (Note 2)	3,000
Other accrued expenses	9,773
TOTAL LIABILITIES	58,719

NET ASSETS	$23,656,811

NET ASSETS CONSIST OF:
Paid-in capital	$20,458,491
Accumulated net investment loss	(58,187)
Accumulated net realized gains from security transactions	78,101
Net unrealized appreciation on investments	3,178,406
NET ASSETS	$23,656,811

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	976,674

Net asset value, offering price and redemption price per share (Note 1)	$24.22

See notes to financial statements.

7

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $9,525)	$129,303

EXPENSES
Investment advisory fees (Note 2)	125,511
Trustees’ fees and expenses (Note 2)	25,074
Administration, accounting and transfer agent fees (Note 2)	18,300
Legal and audit fees	14,943
Registration and filing fees	6,297
Printing of shareholder reports	3,750
Custodian and bank service fees	3,565
Postage and supplies	2,571
Insurance expense	672
Compliance service fees and expenses (Note 2)	262
Other expenses	1,300
TOTAL EXPENSES	202,245
Less fee reductions by the Adviser (Note 2)	(14,755)
NET EXPENSES	187,490

NET INVESTMENT LOSS	(58,187)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	78,101
Net change in unrealized appreciation/depreciation on investments	(888,053)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(809,952)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(868,139)

See notes to financial statements.

8

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS
Net investment loss	$(58,187)	$(84,929)
Net realized gains from security transactions	78,101	2,215,476
Net change in unrealized appreciation/depreciation on investments	(888,053)	(3,554,000)
Net decrease in net assets resulting from operations	(868,139)	(1,423,453)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(2,215,542)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,126,056	312,911
Reinvestment of distributions to shareholders	—	2,116,221
Payments for shares redeemed	(4,729,667)	(2,691,911)
Net decrease in net assets from capital share transactions	(3,603,611)	(262,779)

TOTAL DECREASE IN NET ASSETS	(4,471,750)	(3,901,774)

NET ASSETS
Beginning of period	28,128,561	32,030,335
End of period	$23,656,811	$28,128,561

ACCUMULATED NET INVESTMENT LOSS	$(58,187)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	45,570	11,229
Shares issued in reinvestment of distributions to shareholders	—	84,077
Shares redeemed	(191,194)	(95,192)
Net increase (decrease) in shares outstanding	(145,624)	114
Shares outstanding, beginning of period	1,122,298	1,122,184
Shares outstanding, end of period	976,674	1,122,298

See notes to financial statements.

9

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010
Net asset value at beginning of period	$25.06		$28.54	$23.31	$22.33	$21.21	$19.04

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.08)	(0.04)	0.23	0.07	0.11
Net realized and unrealized gains (losses) on investments	(0.78)		(1.26)	5.80	0.98	1.12	2.17
Total from investment operations	(0.84)		(1.34)	5.76	1.21	1.19	2.28

Less distributions:
From net investment income	—		—	—	(0.23)	(0.07)	(0.11)
From net realized gains on investments	—		(2.14)	(0.53)	—	—	—
Total distributions	—		(2.14)	(0.53)	(0.23)	(0.07)	(0.11)

Net asset value at end of period	$24.22		$25.06	$28.54	$23.31	$22.33	$21.21

Total return (a)	(3.4%	)(b)	(4.7%)	24.7%	5.4%	5.6%	12.0%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$23,657		$28,129	$32,030	$30,573	$36,654	$35,161

Ratio of total expenses to average net assets	1.53	%(d)	1.46%	1.45%	1.41%	1.38%	1.43%

Ratio of net expenses to average net assets	1.42	%(c)(d)	1.46%	1.45%	1.41%	1.38%	1.43%

Ratio of net investment income (loss) to average net assets	(0.44%	)(c)(d)	(0.28%)	(0.13%)	0.90%	0.32%	0.52%

Portfolio turnover rate	50	%(b)	72%	57%	62%	75%	69%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Ratio was determined after advisory fee waivers (Note 2).

(d)	Annualized.

See notes to financial statements.

10

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (Unaudited)

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

11

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$22,266,500	$—	$—	$22,266,500
Warrants	718,250	—	—	718,250
Open-End Funds	16,549	—	—	16,549
Money Market Funds	694,362	—	—	694,362
Total	$23,695,661	$—	$—	$23,695,661

Refer to the Fund’s Schedule of Investments for a listing of the securities by industry type. As of June 30, 2015, the Fund did not have any transfers into and out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of June 30, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

12

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2015:

Federal income tax cost	$20,517,255
Gross unrealized appreciation	$4,128,695
Gross unrealized depreciation	(950,289)
Net unrealized appreciation	3,178,406
Accumulated ordinary loss	(58,187)
Other gains	78,101
Accumulated earnings	$3,198,320

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended December 31, 2011 through December 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the period ended December 31, 2014 was long-term capital gains. There were no distributions paid to shareholders during the six months ended June 30, 2015.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

Effective May 1, 2015, the Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2016 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Prior to May 1, 2015, the Fund did not have an expense limitation agreement. During the six months ended June 30, 2015, the Adviser reduced its investment advisory fees by $14,755.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such reductions or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Fund. As of June 30, 2015, the Advisor may seek recoupment of investment advisory fee reductions totaling $14,755 no later than December 31, 2018.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $30,000 (except that such fee is $38,000 for the Lead Independent Trustee and $15,000 for any Trustee Emeritus), payable quarterly; a fee of $5,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,750 for any Independent Trustee Emeritus); plus reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of Independent Trustees’ fees and expenses along with the other series of the Trust.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

3.	Investment Transactions

During the six months ended June 30, 2015, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $12,014,411 and $12,741,937, respectively.

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2015, the Fund had 28.0% of the value of its net assets invested in stocks within the consumer discretionary sector.

6.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no events.

15

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2015) and held until the end of the period (June 30, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 966.50	$6.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.75	$7.10

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

At an in-person meeting held on February 14, 2015, the Board of Trustees, including the Independent Trustees voting separately, approved the continuation of the Schwartz Value Fund’s (the “Fund”) Advisory Agreement with Schwartz Investment Counsel, Inc (the “Adviser”).

The Independent Trustees were advised and assisted throughout the process of their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreement. The Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreement, including whether the Advisory Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed, among other things: (1) industry data comparing the advisory fees and expense ratio of the Fund with those of comparable investment companies and any institutional accounts under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues for providing services to the Fund; and (4) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

The Independent Trustees took into account that they meet with the portfolio managers of the Fund at regularly scheduled meetings over the course of the year to discuss the portfolio positioning, portfolio composition, and investment program for the Fund. They also considered that they receive at regularly scheduled meetings reports on the Fund’s investment results and the returns of comparative market indices. The Trustees considered various factors, among them:

●	the nature, extent and quality of the services provided by the Adviser;

●	the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which such profitability was calculated);

●	the Fund’s performance;

●	the extent to which economies of scale may be realized as the Fund grows; and

●	whether current fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

Prior to voting, the Independent Trustees discussed the continuance of the Advisory Agreement with management and also met in executive session with their independent legal counsel at which no representatives of the Adviser were present.

In their consideration of the nature and quality of services provided to the Fund, the Trustees evaluated the responsibilities of the Adviser under the Advisory Agreement and the investment management process applied to the Fund. The Trustees reviewed the background, education and experience of the Adviser’s key investment, research and operational personnel. The Trustees considered the benefits of collaboration derived from the co-portfolio management structure of the Fund and the arrangements that have

17

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (Continued)

been made by the Adviser to address succession planning. The Trustees discussed the additional research personnel added to support the portfolio managers. The Trustees next discussed the Adviser’s compliance program, the quality of administrative and shareholder services provided to the Fund and the Adviser’s role in coordinating such services and programs. The Trustees considered the overall strength and stability of the Adviser and its overall favorable compliance record.

The Trustees reviewed the advisory fees paid by the Fund under the Advisory Agreement and compared such fees to the advisory fees paid by similar mutual funds as compiled by Morningstar, Inc. (“Morningstar”). The Trustees also compared the total operating expense ratio of the Fund with expense ratios of representative funds with similar investment objectives considered to be within its Morningstar peer group. In considering the Fund’s advisory fee, the Trustees evaluated the Adviser’s investment management capabilities within the context of the financial markets and the Fund’s long-term investment goals. The Trustees concluded that, based upon the investment strategies of the Fund and the quality of services provided by the Adviser, the advisory fees paid by the Fund are acceptable.

The Trustees reviewed the Adviser’s analysis of its profitability in managing the Fund during calendar year 2014, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Fund’s investment adviser, including various research services as a result of the placement of the Fund’s portfolio brokerage. The Trustees considered the costs of the Adviser to provide ongoing services to the Fund, including staffing costs and costs to maintain systems and resources that support portfolio trading, research and other portfolio management functions. Based upon their review of the Adviser’s profitability analysis, the Board concluded that the Adviser’s profits are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services the Adviser provides to the Fund.

The Trustees considered both the short-term and long-term investment results of the Fund in light of its primary objective of seeking long-term capital appreciation. The Trustees considered the Fund’s historical performance over various periods ended November 30, 2014, as it compared to the returns of relevant indices. Based upon their review, the Trustees observed that the Fund’s return for each of the 1-year, 3-year, 5-year and 10-year periods was below the returns of both the Russell 1000 Index (representative of the large-cap segment of the U.S. equity universe) and the S&P 500 Index (an index of 500 stocks in the U.S. equity universe) over those same periods. The Trustees considered the risk characteristics and investment process of the Fund. The Trustees considered the Adviser’s explanation as to why value stocks were not able to fully participate in the market’s appreciation during calendar year 2014, including the Fund’s lack of exposure to more speculative stocks. The Trustees also considered that the Adviser’s long-term investment approach has remained consistent over the years of service to the Fund. In view of all the factors considered, the Trustees concluded that the Fund’s investment results have been acceptable and the quality of the services provided by the Adviser combined with its long-term record of managing the Fund supports their view that its continued management should benefit the Fund and its shareholders.

18

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (Continued)

The Trustees considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. Given the Fund’s current asset levels, the Trustees concluded that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

19

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INVESTMENT PHILOSOPHY (Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

20

Schwartz Value Fund
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds, Emertus
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Investment Adviser
SCHWARTZ INVESTMENT COUNSEL, INC.
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2015

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Investment Adviser 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Fellow Shareholders of:

Ave Maria Catholic Values Fund (AVEMX)

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria Opportunity Fund (AVESX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Bond Fund (AVEFX)

Ave Maria Money Market Account

As you’ll see from the following pages, the investment performance of our Catholic mutual funds has not been up to what you may have come to expect. The fundamental security analysis we’ve used for years has been out of favor, as more speculative issues like biotechs, IPOs without profits, and other high flyers have captured the imagination of many investors/speculators. The Netflix and Amazons of the world are dominating the stock market. Netflix, Inc. (up 125% YTD, 240 x P/E) and Amazon.com (up 58% YTD, 160 x P/E) are driving the popular indices in a perpetual motion-type manner. Not surprisingly, index funds are wildly popular. And the more money they attract, the more those index funds have to buy the same big-cap names, pushing the prices further into the stratosphere. We don’t buy those kinds of stocks for the Ave Maria Mutual Funds. We’ve seen this movie before, and it doesn’t end well.

Our portfolio managers and analysts focus on profitable well-managed companies with strong balance sheets and sustainable competitive advantages. When purchased at sensible prices, these stocks are more than likely to be excellent capital appreciation vehicles for patient investors. Many of our portfolio holdings remind me of a compressed spring, about to release a lot of energy. I say this because most of the companies in which your money is invested are performing well from an operating point of view. Most are growing enterprises, expanding their markets, and producing excess cash flow to pay dividends and repurchase their own shares.

With the U.S. economy continuing to improve modestly, and corporate profits still growing, the companies represented in the Ave Maria Mutual Funds seem poised for renewed attention by serious investors. None of the issues in any of the Ave Maria Mutual Funds violate any of the moral screens established by our world-class Catholic Advisory Board.

On a different topic, I believe all 60,000 + of us who have invested in these Catholic mutual funds are disturbed (if not sick) about the recent Supreme Court decisions, including the absurd “same-sex marriage” case — obviously a contradiction in terms. The world seems upside down in so many ways, domestically and internationally, as politicians in Washington and the Supreme Court have repeatedly let us down, with the continuous assault on marriage, religious liberty and an array of classic American values. While I can’t help but be thankful for the many blessings God has bestowed on our country, I am, nevertheless, at the same time depressed about the troubling state of affairs. (Perhaps more appropriately, the troubling affairs of state.) As Catholic Advisory Board member, Phyllis Schlafly, has said, “We can only pray that God sends us another Ronald Reagan in 2016.” If that’s not in the cards, at least we can work and pray for a pro-life president and more pro-life, pro-family senators and representatives.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

July 31, 2015

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Ten Largest Equity Holdings	4
Asset Allocation	4
Schedule of Investments	5

Ave Maria Growth Fund:
Portfolio Manager Commentary	9
Ten Largest Equity Holdings	11
Asset Allocation	11
Schedule of Investments	12

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	15
Ten Largest Equity Holdings	17
Asset Allocation	17
Schedule of Investments	18

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	22
Ten Largest Equity Holdings	23
Asset Allocation	23
Schedule of Investments	24

Ave Maria World Equity Fund:
Portfolio Manager Commentary	27
Ten Largest Equity Holdings	30
Asset Allocation	30
Schedule of Investments	31
Summary of Common Stocks by Country	34

Ave Maria Bond Fund:
Portfolio Manager Commentary	35
Ten Largest Holdings	37
Asset Allocation	37
Schedule of Investments	38

Statements of Assets and Liabilities	43

Statements of Operations	45

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	47
Ave Maria Growth Fund	48
Ave Maria Rising Dividend Fund	49
Ave Maria Opportunity Fund	50
Ave Maria World Equity Fund	51
Ave Maria Bond Fund	52

Financial Highlights:
Ave Maria Catholic Values Fund	53
Ave Maria Growth Fund	54
Ave Maria Rising Dividend Fund	55
Ave Maria Opportunity Fund	56
Ave Maria World Equity Fund	57
Ave Maria Bond Fund	58

Notes to Financial Statements	59

About Your Funds’ Expenses	70

Other Information	72

Approval of Advisory Agreements	73

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Catholic Values Fund (the “Fund”) had a total return of -2.10% for the six months ended June 30, 2015. The return for the S&P 500 Index was 1.23%.

Since inception on May 1, 2001, the cumulative and annualized returns for the Fund compared to the S&P 500 Index were:

	Since 5-01-01 Inception through 6-30-15 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	166.92%	7.18%
S&P 500 Index	115.69%	5.58%

The stock market struggled to produce a modest gain for the first half of 2015, as slowing corporate profit growth and prospective Federal Reserve (the “Fed”) tightening weighed on investor enthusiasm. S&P 500 Index profits grew year over year only about 3%, paling in comparison to the 125% aggregate rise since the recession ended over 6 years ago. The Index has risen 215% from the low on March 6, 2009 and the multiple of earnings has expanded from 12x to 18x. It has been over three years since the market experienced a 10% correction, so investors may be excused for viewing with some consternation the Fed’s promise to raise rates.

A market correction would not be a surprise, but we are not overly concerned that the economy and the market are due for a major downturn. Six years into this plodding recovery, there are few signs of economic stress or market exuberance. Inflation remains subdued. Unemployment continues to decline slowly and consumer balance sheets are once again healthy after becoming overextended before the financial crisis. Real wages have stabilized and show some early signs of growth as jobs, particularly for younger people, are picking up. Household formations, stagnant for years, are finally on the rise and support a solid housing outlook. Lower energy prices have not yet translated into accelerating growth, but we expect that will happen later this year. The Fed will likely begin gradually raising short-term rates this fall which should not place a major burden on the economy or the stock market.

In our opinion, the Fund is positioned to benefit if this scenario unfolds. Housing, retail, apparel and other consumer discretionary stocks represent over 20% of the portfolio. We also see value in the energy sector which has

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

dramatically underperformed since last fall during the 50% decline in oil prices. We believe oil and natural gas prices are unsustainably low, and several of the Fund’s energy positions are poised for a significant recovery.

During the first six months of this year, the Fund initiated eight new stock positions.

Two of these were providers of colocation internet data exchange services in Europe: Telecity Group plc and InterXion Holdings N.V. Since purchase, Telecity has agreed to be purchased by Equinix, Inc., a larger U.S. based competitor. Two specialty chemical companies were also added: H.B. Fuller Company and Platform Specialty Products Corporation. Noble Energy, Inc. (Exploration & Production), Schlumberger Limited (Energy Services), Fifth Third Bancorp (Regional Banking) and Eaton Corporation plc (Electrical Products) rounded out the purchases. All of these new holdings comply with the Ave Maria Mutual Funds’ moral screens.

Eight stocks were eliminated from the Fund: Peabody Energy Corporation (coal); consumer stocks Barnes & Noble, Inc. (retail books), Crocs, Inc.(shoe manufacturer) and PetSmart, Inc.(retail pet supplies); U.S. Bancorp; Meadowbrook Insurance Group, Inc., which is being acquired by a larger insurance company; United Technologies Corporation (manufacturing conglomerate) and Covidien plc (health care devices), which was acquired by Medtronic plc.

Stocks which contributed positively to Fund performance year to date included: Valeant Pharmaceuticals International, Inc., The Western Union Company, St. Jude Medical, Inc., Phillips 66, Halliburton Company, and ANSYS, Inc. Relative performance was helped by the Fund’s absence of any investments in the utility sector, which declined by over ten percent.

Stocks performing the worst were: Apollo Education Group, Inc., Knowles Corporation, Hewlett-Packard Company, Teradata Corporation and EMC Corporation.

Thank you for your continued commitment to the Fund.

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2015 (Unaudited)

Shares	Company	Market Value	% of Net Assets
250,000	GNC Holdings, Inc. - Class A	$11,120,000	4.8%
125,000	Lowe's Companies, Inc.	8,371,250	3.6%
500,000	Chico's FAS, Inc.	8,315,000	3.5%
50,000	Advance Auto Parts, Inc.	7,964,500	3.4%
300,000	EMC Corporation	7,917,000	3.4%
35,000	Valeant Pharmaceuticals International, Inc.	7,775,250	3.3%
100,000	St. Jude Medical, Inc.	7,307,000	3.1%
350,000	Western Union Company (The)	7,115,500	3.0%
75,000	ANSYS, Inc.	6,843,000	2.9%
55,000	Laboratory Corporation of America Holdings	6,667,100	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	20.5%
Energy	13.4%
Financials	15.5%
Health Care	13.5%
Industrials	7.1%
Information Technology	17.1%
Materials	4.0%
Warrants	1.5%
Exchange-Traded Funds	1.4%
Money Market Funds, Other Assets in Excess of Liabilities	6.0%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 91.1%	Shares	Market Value
Consumer Discretionary — 20.5%
Diversified Consumer Services — 1.0%
Apollo Education Group, Inc. *	175,000	$2,254,000

Household Durables — 2.6%
PulteGroup, Inc.	300,000	6,045,000

Specialty Retail — 15.3%
Advance Auto Parts, Inc.	50,000	7,964,500
Chico's FAS, Inc.	500,000	8,315,000
GNC Holdings, Inc. - Class A	250,000	11,120,000
Lowe's Companies, Inc.	125,000	8,371,250
		35,770,750
Textiles, Apparel & Luxury Goods — 1.6%
VF Corporation	55,000	3,835,700

Energy — 13.4%
Energy Equipment & Services — 4.9%
Baker Hughes Incorporated	50,000	3,085,000
Halliburton Company	145,000	6,245,150
Rowan Companies plc - Class A	100,000	2,111,000
		11,441,150
Oil, Gas & Consumable Fuels — 8.5%
Anadarko Petroleum Corporation	50,000	3,903,000
Devon Energy Corporation	70,000	4,164,300
Noble Energy, Inc.	100,000	4,268,000
Phillips 66	50,000	4,028,000
Range Resources Corporation	70,000	3,456,600
		19,819,900
Financials — 15.5%
Banks — 4.7%
Fifth Third Bancorp	225,000	4,684,500
PNC Financial Services Group, Inc. (The)	65,000	6,217,250
		10,901,750
Capital Markets — 1.9%
Federated Investors, Inc. - Class B	130,000	4,353,700

Diversified Financial Services — 3.0%
Western Union Company (The)	350,000	7,115,500

Insurance — 5.2%
Alleghany Corporation *	7,500	3,515,700
Reinsurance Group of America, Inc.	60,000	5,692,200

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.1% (Continued)	Shares	Market Value
Financials — 15.5% (Continued)
Insurance — 5.2% (Continued)
Unico American Corporation * #	282,945	$2,965,264
		12,173,164
Real Estate Management & Development — 0.7%
Kennedy-Wilson Holdings, Inc.	70,000	1,721,300

Health Care — 13.5%
Health Care Equipment & Supplies — 6.2%
Abbott Laboratories	75,000	3,681,000
St. Jude Medical, Inc.	100,000	7,307,000
Varian Medical Systems, Inc. *	40,000	3,373,200
		14,361,200
Health Care Providers & Services — 2.9%
Laboratory Corporation of America Holdings *	55,000	6,667,100

Life Sciences Tools & Services — 1.1%
Waters Corporation *	20,000	2,567,600

Pharmaceuticals — 3.3%
Valeant Pharmaceuticals International, Inc. *	35,000	7,775,250

Industrials — 7.1%
Construction & Engineering — 2.3%
Fluor Corporation	100,000	5,301,000

Electrical Equipment — 2.6%
Eaton Corporation plc	90,000	6,074,100

Machinery — 2.2%
Caterpillar, Inc.	60,000	5,089,200

Information Technology — 17.1%
Electronic Equipment, Instruments & Components — 1.9%
Knowles Corporation *	250,000	4,525,000

Internet Software & Services — 1.0%
Telecity Group plc - ADR	70,000	2,236,500

IT Services — 6.1%
Accenture plc - Class A	65,000	6,290,700
InterXion Holding N.V. *	125,000	3,456,250
Teradata Corporation *	120,000	4,440,000
		14,186,950

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.1% (Continued)	Shares	Market Value
Information Technology — 17.1% (Continued)
Software — 2.9%
ANSYS, Inc. *	75,000	$6,843,000

Technology Hardware, Storage & Peripherals — 5.2%
EMC Corporation	300,000	7,917,000
Hewlett-Packard Company	140,000	4,201,400
		12,118,400
Materials — 4.0%
Chemicals — 3.0%
FMC Corporation	90,000	4,729,500
H.B. Fuller Company	10,000	406,200
Platform Specialty Products Corporation *	70,000	1,790,600
		6,926,300
Metals & Mining — 1.0%
Constellium N.V. - Class A *	200,000	2,366,000

Total Common Stocks (Cost $168,545,906)		$212,469,514

WARRANTS — 1.5%	Shares	Market Value
Financials — 1.5%
Banks — 1.5%
PNC Financial Services Group, Inc. (The) * (Cost $2,147,162)	120,000	$3,447,600

EXCHANGE-TRADED FUNDS — 1.4%	Shares	Market Value
iShares Gold Trust * (Cost $5,052,793)	300,000	$3,402,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 5.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	11,096,152	$11,096,152
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	2,616,030	2,616,030
Total Money Market Funds (Cost $13,712,182)		$13,712,182

Total Investments at Market Value — 99.9% (Cost $189,458,043)		$233,031,296

Other Assets in Excess of Liabilities — 0.1%		167,357

Net Assets — 100.0%		$233,198,653

ADR - American Depositary Receipt.

*	Non-income producing security.

#	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

(a)	The rate shown is the 7-day effective yield as of June 30, 2015.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the first six months of 2015, the Ave Maria Growth Fund (the “Fund”) had a total return of 2.48% vs. 1.23% for the S&P 500 Index.

The strongest contributors to Fund performance included: Valeant Pharmaceuticals International, Inc. (specialty pharmaceuticals), Cognizant Technology Solutions Corporation (information technology services), Altera Corporation (information technology), Rollins, Inc. (pest control services), Laboratory Corporation of America Holdings (health diagnostic services), and ANSYS, Inc. (engineering simulation software). The underweighting of the energy sector also contributed to the Fund’s outperformance. Some detractors were: Precision Castparts Corporation (aircraft parts), C.H. Robinson Worldwide, Inc. (logistics services), Graco, Inc. (flow control equipment), and QUALCOMM, Inc. (semiconductor chips).

The strengthening U.S. dollar caused many industrials companies with meaningful export business to underperform during the quarter. They were hurt by decreased demand for their products and lower earnings when converted back into dollars. (Long term, foreign exchange fluctuations tend to balance out, but over shorter time frames, the effects can be significant.) Because we focus on the long-term fundamentals when selecting investments, we believe the recent weakness in global industrial stocks is providing attractive buying opportunities.

New additions during the quarter included: W.W. Grainger, Inc. (industrial distribution) and Omnicom Group, Inc. (advertising and public relations). In our opinion, Grainger has a sustainable scale advantage in the highly fragmented maintenance, repair and operations (MRO) distribution market. The company should benefit, as customers look to consolidate MRO-related purchases with fewer distributors.

Omnicom is benefitting from global consolidation within the advertising industry, which has evolved into an oligopoly (a characteristic we seek), and scale is becoming more important. A growing middle class in emerging markets should provide growth for agencies with scale. Plus, the increasing fragmentation of media channels (increased viewership via social media and streaming content) makes buyers more dependent on the expertise of their advertising agencies to coordinate marketing activities across the channels. Omnicom has historically generated strong returns on invested capital through sustainable competitive advantages and good capital allocation. Since 2008, the company has returned to shareholders 85% of free cash flow in the form of share repurchases and dividends, reducing shares outstanding from 314 million to 247 million.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Sold from the portfolio during the quarter were: Buckle, Inc. (specialty retail) and Teradata Corporation (information technology). We became less confident in the growth prospects of both companies.

No one knows the near-term direction of stock prices, but we remain confident that our disciplined approach to purchasing shares of growing entities at attractive prices will continue to produce favorable returns over the long run. Your participation in the Ave Maria Growth Fund is appreciated.

With best regards,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2015 (Unaudited)

Shares	Company	Market Value	% of Net Assets
241,400	Cognizant Technology Solutions Corporation - Class A	$14,747,126	4.7%
125,000	ANSYS, Inc.	11,405,000	3.7%
75,000	Polaris Industries, Inc.	11,108,250	3.6%
90,000	Laboratory Corporation of America Holdings	10,909,800	3.5%
125,000	Schlumberger Limited	10,773,750	3.4%
109,400	Accenture plc - Class A	10,587,732	3.4%
215,000	Abbott Laboratories	10,552,200	3.4%
192,600	AMETEK, Inc.	10,550,628	3.4%
45,000	Valeant Pharmaceuticals International, Inc.	9,996,750	3.2%
122,200	McCormick & Company, Inc.	9,892,090	3.1%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	13.7%
Consumer Staples	3.1%
Energy	6.3%
Financials	4.5%
Health Care	19.7%
Industrials	31.7%
Information Technology	15.8%
Money Market Funds, Liabilities in Excess of Other Assets	5.2%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 94.8%	Shares	Market Value
Consumer Discretionary — 13.7%
Leisure Products — 3.6%
Polaris Industries, Inc.	75,000	$11,108,250

Media — 4.2%
Discovery Communications, Inc. - Series A *	290,000	9,645,400
Omnicom Group, Inc.	50,000	3,474,500
		13,119,900
Specialty Retail — 3.5%
Ross Stores, Inc.	160,000	7,777,600
TJX Companies, Inc. (The)	50,000	3,308,500
		11,086,100
Textiles, Apparel & Luxury Goods — 2.4%
Wolverine World Wide, Inc.	260,000	7,404,800

Consumer Staples — 3.1%
Food Products — 3.1%
McCormick & Company, Inc.	122,200	9,892,090

Energy — 6.3%
Energy Equipment & Services — 3.4%
Schlumberger Limited	125,000	10,773,750

Oil, Gas & Consumable Fuels — 2.9%
Occidental Petroleum Corporation	115,000	8,943,550

Financials — 4.5%
Diversified Financial Services — 4.5%
MasterCard, Inc. - Class A	80,000	7,478,400
Moody's Corporation	60,000	6,477,600
		13,956,000
Health Care — 19.7%
Biotechnology — 3.0%
Amgen, Inc.	60,000	9,211,200

Health Care Equipment & Supplies — 10.0%
Abbott Laboratories	215,000	10,552,200
C.R. Bard, Inc.	45,000	7,681,500
Medtronic plc	50,000	3,705,000
Varian Medical Systems, Inc. *	112,000	9,444,960
		31,383,660
Health Care Providers & Services — 3.5%
Laboratory Corporation of America Holdings *	90,000	10,909,800

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.8% (Continued)	Shares	Market Value
Health Care — 19.7% (Continued)
Pharmaceuticals — 3.2%
Valeant Pharmaceuticals International, Inc. *	45,000	$9,996,750

Industrials — 31.7%
Aerospace & Defense — 2.9%
Precision Castparts Corporation	46,000	9,194,020

Air Freight & Logistics — 4.5%
C.H. Robinson Worldwide, Inc.	115,000	7,174,850
Expeditors International of Washington, Inc.	150,000	6,915,750
		14,090,600
Commercial Services & Supplies — 5.0%
Copart, Inc. *	270,000	9,579,600
Rollins, Inc.	215,000	6,133,950
		15,713,550
Electrical Equipment — 3.4%
AMETEK, Inc.	192,600	10,550,628

Industrial Conglomerates — 2.8%
Danaher Corporation	101,500	8,687,385

Machinery — 10.4%
Colfax Corporation *	135,000	6,230,250
Donaldson Company, Inc.	250,000	8,950,000
Graco, Inc.	125,000	8,878,750
Toro Company (The)	125,000	8,472,500
		32,531,500
Trading Companies & Distributors — 2.7%
W. W. Grainger, Inc.	35,000	8,282,750

Information Technology — 15.8%
Communications Equipment — 2.1%
QUALCOMM, Incorporated	105,000	6,576,150

Internet Software & Services — 1.1%
Equinix, Inc.	13,500	3,429,000

IT Services — 8.1%
Accenture plc - Class A	109,400	10,587,732
Cognizant Technology Solutions Corporation - Class A *	241,400	14,747,126
		25,334,858

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.8% (Continued)	Shares	Market Value
Information Technology — 15.8% (Continued)
Semiconductors & Semiconductor Equipment — 0.8%
Altera Corporation	50,000	$2,560,000

Software — 3.7%
ANSYS, Inc. *	125,000	11,405,000

Total Common Stocks (Cost $203,356,003)		$296,141,291

MONEY MARKET FUNDS — 5.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	14,851,128	$14,851,128
Federated Treasury Obligations Fund – Institutional Shares, 0.01% (a)	1,920,540	1,920,540
Total Money Market Funds (Cost $16,771,668)		$16,771,668

Total Investments at Market Value — 100.2% (Cost $220,127,671)		$312,912,959

Liabilities in Excess of Other Assets — (0.2%)		(491,639)

Net Assets — 100.0%		$312,421,320

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2015.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For the first six months of 2015, the Ave Maria Rising Dividend Fund (the “Fund”) had a total return of -0.97%, compared with a total return of 1.23% for the benchmark S&P 500 Index.

The strongest contributors to performance included Hasbro, Inc. (toys and games), Abbott Laboratories (health care), St. Jude Medical, Inc. (medical devices), and Fifth Third Bancorp (banking). A continued underweighting in the utilities sector was a positive contributor to the Fund’s relative performance. Detractors included Norfolk Southern Corporation (railroads), C.H. Robinson Worldwide, Inc. (logistics services), and QUALCOMM, Incorporated (semiconductor chips).

The strengthening U.S. dollar caused many industrials stocks with meaningful foreign business to experience decreased demand for their products and lower earnings when converted back into dollars. (Long term, foreign exchange fluctuations tend to balance out, but over shorter time frames the effects can be significant.) Because we focus on the long-term fundamentals when selecting investments, we believe the recent weakness in global industrial stocks is providing attractive buying opportunities.

During the first six months of 2015, equity total returns were negatively correlated with current dividend yields. Low and no dividend paying companies advanced roughly 7%-8%, companies with dividends yields in the 2%-3% area declined slightly, and companies with current yields above 3.5% saw total returns of minus 5%. Higher expected interest rates and investors’ continued demand for stocks of rapidly growing companies may have accounted for the disparate outcomes. Shareholders should be mindful that even though the Fund is a capital appreciation vehicle, dividends are likely to be a meaningful contributor to total return, over the long haul.

New additions during the first half of 2015 included ACE Limited (insurance), The Hershey Company (chocolate and sugar confectionery), The Kraft Heinz Company (packaged foods), and Omnicom Group, Inc. (advertising and public relations).

ACE Limited is a growing and well managed insurance company, with good product and geographic diversification, In our opinion, ACE is well positioned to capture growth where returns are most attractive. We also expect healthy dividend growth to continue, extending the current record of 22 years of dividend increases. Hershey is a name virtually every American grew up knowing. Hershey and Mars together represent 60% of the U.S. confectionery industry. A strong balance sheet and good cash flow generation should allow

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

dividends to continue growing above 10% per year for the foreseeable future. The Kraft Heinz Company is led by a strong management team at 3G Capital which plans to implement its best practices (zero-based budgeting) to extract significant cost savings from the recent merger of Kraft and Heinz. We expect cost savings will be allocated to international expansion of Kraft Brands through Heinz’s platform and the return of cash to shareholders. Management has also stated a desire to increase the dividend per share. Omnicom, a global advertising organization, has historically generated strong return on invested capital through sustainable competitive advantages and good capital allocation. A growing middle class in emerging markets should provide growth for agencies with scale. In addition, the increasing fragmentation of media channels (increased viewership via social media and streaming content) makes buyers more dependent on the expertise of their advertising agencies to coordinate marketing activities across the channels. Omnicom has returned nearly 85% of free cash flow in the form of share repurchases and dividends since 2008, reducing diluted shares outstanding from 314 million to 247 million in the process and increasing the annual dividend per share to $2.00 from $0.60. We expect dividend per share growth of about 10% per year over the next five years.

No one knows the near-term direction of stock prices, but we remain confident that our disciplined approach to purchasing stocks at attractive prices with a stream of growing dividends will continue to produce favorable results over the long run. Your participation in the Ave Maria Rising Dividend Fund is appreciated.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2015 (Unaudited)

Shares	Company	Market Value	% of Net Assets
600,000	Johnson Controls, Inc.	$29,718,000	3.5%
590,000	Abbott Laboratories	28,957,200	3.4%
580,000	Microchip Technology, Inc.	27,506,500	3.3%
1,000,000	Cisco Systems, Inc.	27,460,000	3.3%
230,000	Diageo plc - ADR	26,689,200	3.2%
300,000	Schlumberger Limited	25,857,000	3.1%
300,000	Exxon Mobil Corporation	24,960,000	3.0%
105,000	W.W. Grainger, Inc.	24,848,250	3.0%
275,000	Caterpillar, Inc.	23,325,500	2.8%
340,000	Lowe's Companies, Inc.	22,769,800	2.7%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	14.7%
Consumer Staples	10.4%
Energy	10.3%
Financials	15.3%
Health Care	8.4%
Industrials	24.4%
Information Technology	11.0%
Warrants	0.8%
Money Market Funds, Other Assets in Excess of Liabilities	4.7%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 94.5%	Shares	Market Value
Consumer Discretionary — 14.7%
Auto Components — 3.5%
Johnson Controls, Inc.	600,000	$29,718,000

Household Durables — 2.1%
Tupperware Brands Corporation	275,000	17,748,500

Leisure Products — 0.9%
Hasbro, Inc.	100,000	7,479,000

Media — 0.5%
Omnicom Group, Inc.	60,000	4,169,400

Specialty Retail — 6.5%
Lowe's Companies, Inc.	340,000	22,769,800
Ross Stores, Inc.	450,000	21,874,500
TJX Companies, Inc. (The)	150,000	9,925,500
		54,569,800
Textiles, Apparel & Luxury Goods — 1.2%
Wolverine World Wide, Inc.	350,000	9,968,000

Consumer Staples — 10.4%
Beverages — 5.5%
Coca-Cola Company (The)	500,000	19,615,000
Diageo plc - ADR	230,000	26,689,200
		46,304,200
Food & Staples Retailing — 1.1%
Sysco Corporation	250,000	9,025,000

Food Products — 2.9%
Hershey Company (The)	140,000	12,436,200
Kraft Foods Group, Inc.	140,000	11,919,600
		24,355,800
Household Products — 0.9%
Clorox Company (The)	75,000	7,801,500

Energy — 10.3%
Energy Equipment & Services — 5.4%
Baker Hughes Incorporated	70,000	4,319,000
Halliburton Company	350,000	15,074,500
Schlumberger Limited	300,000	25,857,000
		45,250,500

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.5% (Continued)	Shares	Market Value
Energy — 10.3% (Continued)
Oil, Gas & Consumable Fuels — 4.9%
Exxon Mobil Corporation	300,000	$24,960,000
Occidental Petroleum Corporation	210,000	16,331,700
		41,291,700
Financials — 15.3%
Banks — 8.4%
BB&T Corporation	425,000	17,131,750
Fifth Third Bancorp	900,000	18,738,000
PNC Financial Services Group, Inc. (The)	155,000	14,825,750
U.S. Bancorp	450,000	19,530,000
		70,225,500
Capital Markets — 4.8%
Bank of New York Mellon Corporation (The)	500,000	20,985,000
Franklin Resources, Inc.	400,000	19,612,000
		40,597,000
Insurance — 2.1%
ACE Limited	175,000	17,794,000

Health Care — 8.4%
Health Care Equipment & Supplies — 8.4%
Abbott Laboratories	590,000	28,957,200
Medtronic plc	300,000	22,230,000
St. Jude Medical, Inc.	265,000	19,363,550
		70,550,750
Industrials — 24.4%
Aerospace & Defense — 2.2%
United Technologies Corporation	170,000	18,858,100

Air Freight & Logistics — 4.6%
C.H. Robinson Worldwide, Inc.	320,000	19,964,800
United Parcel Service, Inc. - Class B	190,000	18,412,900
		38,377,700
Electrical Equipment — 2.6%
Emerson Electric Company	400,000	22,172,000

Industrial Conglomerates — 0.9%
3M Company	50,000	7,715,000

Machinery — 8.7%
Caterpillar, Inc.	275,000	23,325,500
Donaldson Company, Inc.	475,000	17,005,000
Dover Corporation	260,000	18,246,800

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.5% (Continued)	Shares	Market Value
Industrials — 24.4% (Continued)
Machinery — 8.7% (Continued)
Illinois Tool Works, Inc.	160,000	$14,686,400
		73,263,700
Road & Rail — 2.4%
Norfolk Southern Corporation	235,000	20,529,600

Trading Companies & Distributors — 3.0%
W.W. Grainger, Inc.	105,000	24,848,250

Information Technology — 11.0%
Communications Equipment — 5.8%
Cisco Systems, Inc.	1,000,000	27,460,000
QUALCOMM, Incorporated	340,000	21,294,200
		48,754,200
Semiconductors & Semiconductor Equipment — 5.2%
Intel Corporation	550,000	16,728,250
Microchip Technology, Inc.	580,000	27,506,500
		44,234,750

Total Common Stocks (Cost $696,918,425)		$795,601,950

WARRANTS — 0.8%	Shares	Market Value
Financials — 0.8%
Banks — 0.8%
PNC Financial Services Group, Inc. (The) * (Cost $4,469,045)	250,000	$7,182,500

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 4.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $39,284,516)	39,284,516	$39,284,516

Total Investments at Market Value — 100.0% (Cost $740,671,986)		$842,068,966

Other Assets in Excess of Liabilities — 0.0% (b)		175,187

Net Assets — 100.0%		$842,244,153

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2015.

(b)	Percentage rounds to less than 0.1%.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

As you are no doubt aware, the Ave Maria Opportunity Fund (the “Fund”) was merged into the much larger Ave Maria Catholic Values Fund, effective July 31, 2015. On that date, shareholders of the Ave Maria Opportunity Fund received an equal dollar amount of shares of the Ave Maria Catholic Values Fund. The merger was structured to qualify as a tax-free transaction. Your cost basis in Opportunity Fund became your cost basis in the newly acquired shares of Catholic Values Fund.

The Ave Maria Opportunity Fund had a total return of -9.92% for the six month period ended June 30, 2015, vs. 4.75% for the Russell 2000 Index. The Fund’s deep-value investment style has not been a winning strategy recently. Many factors in today’s market have worked against value investing. Fast growing (and often speculative) issues have really been on a roll. Investors continue to shine favor on biopharmaceutical companies, startups, IPOs with no profits, and high profile “story” stocks like Netflix (up 125% YTD, 240x PE) and Amazon.com (up 58% YTD, 160x PE). We don’t invest your money in these types of issues.

A new holding, which is now part of the Ave Maria Catholic Values Fund, is Graham Holdings Company. Graham owns a diverse mix of businesses remaining under the Graham family’s control following the divestiture of the The Washington Post newspaper business in 2013. The company’s primary businesses include Kaplan Education - one of the world’s leading providers of educational services, Graham Media Group - which operates five television stations, and SocialCode - a marketing technology company. Several recent divestitures have streamlined the company and strengthened its balance sheet. Graham Holdings passes our criteria of investing in market leading companies, with a history of profitability, that are well-financed, and that are run by shareholder-oriented management teams.

If you have any questions about the recent merger, please call our shareholder support line toll-free at (888) 726-9331, or call me directly at (239) 867-4520.

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2015 (Unaudited)

Shares	Company	Market Value	% of Net Assets
90,000	Rosetta Resources, Inc.	$2,082,600	5.1%
199,200	Dundee Corporation - Class A	2,001,960	4.9%
60,000	DeVry Education Group, Inc.	1,798,800	4.4%
80,000	Rowan Companies plc - Class A	1,688,800	4.2%
40,000	Avnet, Inc.	1,644,400	4.1%
56,000	Atwood Oceanics, Inc.	1,480,640	3.6%
170,000	Pan American Silver Corporation	1,460,300	3.6%
30,000	World Fuel Services Corporation	1,438,500	3.5%
30,000	Cubic Corporation	1,427,400	3.5%
3,036	Alleghany Corporation	1,423,155	3.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	14.0%
Energy	19.9%
Financials	10.6%
Health Care	1.4%
Industrials	11.3%
Information Technology	17.0%
Materials	10.7%
Money Market Funds, Liabilities in Excess of Other Assets	15.1%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 84.9%	Shares	Market Value
Consumer Discretionary — 14.0%
Diversified Consumer Services — 7.6%
Apollo Education Group, Inc. *	100,000	$1,288,000
DeVry Education Group, Inc.	60,000	1,798,800
		3,086,800
Media — 2.5%
Discovery Communications, Inc. - Series A *	30,000	997,800

Specialty Retail — 3.9%
Aaron's, Inc.	20,000	724,200
Rent-A-Center, Inc.	30,000	850,500
		1,574,700
Energy — 19.9%
Energy Equipment & Services — 7.8%
Atwood Oceanics, Inc.	56,000	1,480,640
Rowan Companies plc - Class A	80,000	1,688,800
		3,169,440
Oil, Gas & Consumable Fuels — 12.1%
Rosetta Resources, Inc. *	90,000	2,082,600
SM Energy Company	30,000	1,383,600
World Fuel Services Corporation	30,000	1,438,500
		4,904,700
Financials — 10.6%
Capital Markets — 6.2%
Dundee Corporation - Class A *	199,200	2,001,960
Federated Investors, Inc. - Class B	15,000	502,350
		2,504,310
Diversified Financial Services — 0.9%
Leucadia National Corporation	15,000	364,200

Insurance — 3.5%
Alleghany Corporation *	3,036	1,423,155

Health Care — 1.4%
Health Care Technology — 1.4%
Vocera Communications, Inc. *	50,000	572,500

Industrials — 11.3%
Aerospace & Defense — 3.5%
Cubic Corporation	30,000	1,427,400

Machinery — 7.8%
Conrad Industries, Inc.	45,192	1,360,279
Donaldson Company, Inc.	35,000	1,253,000

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 84.9% (Continued)	Shares	Market Value
Industrials — 11.3% (Continued)
Machinery — 7.8% (Continued)
Trinity Industries, Inc.	20,000	$528,600
		3,141,879
Information Technology — 17.0%
Communications Equipment — 5.8%
ARRIS Group, Inc. *	40,000	1,224,000
InterDigital, Inc.	20,000	1,137,800
		2,361,800
Electronic Equipment, Instruments & Components — 6.8%
Arrow Electronics, Inc. *	20,000	1,116,000
Avnet, Inc.	40,000	1,644,400
		2,760,400
IT Services — 4.4%
StarTek, Inc. *	219,046	1,292,372
Syntel, Inc. *	10,000	474,800
		1,767,172
Materials — 10.7%
Chemicals — 5.4%
H.B. Fuller Company	35,000	1,421,700
Platform Specialty Products Corporation *	30,000	767,400
		2,189,100
Metals & Mining — 5.3%
Horsehead Holding Corporation *	60,000	703,200
Pan American Silver Corporation	170,000	1,460,300
		2,163,500

Total Common Stocks (Cost $34,401,384)		$34,408,856

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 15.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,914,465	$1,914,465
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,914,465	1,914,465
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	1,914,464	1,914,464
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 0.02% (a)	503,562	503,562
Total Money Market Funds (Cost $6,246,956)		$6,246,956

Total Investments at Market Value — 100.3% (Cost $40,648,340)		$40,655,812

Liabilities in Excess of Other Assets — (0.3%)		(116,439)

Net Assets — 100.0%		$40,539,373

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2015.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

The Ave Maria World Equity Fund (the “Fund”) delivered a total return of +1.29% for the six months ended June 30, 2015. The return for the S&P Global 1200 Index during this time period was +2.79%.

Since inception on April 30, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were:

	Since 4-30-2010 Inception through 6-30-15 Total Returns
	Cumulative	Annualized
Ave Maria World Equity Fund (AVEWX)	45.36%	7.51%
S&P Global 1200 Index	64.09%	10.06%

The Fund is designed to give our U.S. based shareholders exposure to the global developed equity markets through the holding of multi-national, large cap companies, all of which meet our strict moral standards. Owning shares of companies headquartered outside the U.S. was generally beneficial to shareholders during the first half of 2015, as U.S. equity index returns (as measured by the S&P 500) lagged those of other developed regions, primarily Europe and Japan. Although the U.S. economy continued to outgrow its peers, the U.S. equity market under-performed, seemingly due to a combination of fuller valuations, the end of Federal Reserve easing last fall, and the prospect of higher interest rates. This contrasted to regions like Europe and Japan, where although the economies were weaker in comparison, equity market valuations were lower, and central banks were actually ramping up monetary easing activities – which led to stronger market returns.

The Fund’s return lagged that of the S&P Global 1200 Index during the first half of 2015, due in part to currency movement. The Fund’s U.S. based investments all have significant foreign sales. As the dollar strengthened, the foreign revenues and profits converted back into U.S. dollars was negative for these companies. From a sector standpoint, the primary drivers of the relative underperformance came from the industrials, health care, and materials sectors. The Fund saw positive contributions from its financials and consumer staples holdings.

Our consumer staple holdings delivered returns in the mid-teens. Mondelēz International, Inc. led the way, as the company posted better earnings during the 1st quarter, and the shares also received a boost from takeout speculation. Shares of beer-maker Heineken N.V., were also up solidly during the period.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Within financials holdings, AXA S.A., a global insurance company based in France, experienced double digit share appreciation, as the company reported stronger than expected new business volumes. Shares of recently purchased Japan based Sumitomo Mitsui Financial Group, Inc. were also up double digits. We like Sumitomo due to its attractive valuation, and prospects for improving profitability and higher capital returns to shareholders.

Negatively affecting performance was Fluor Corporation, an engineering and construction firm, due to its energy project exposure. The company continues to appear well positioned for the long term. The shares of Canadian National Railway Company were also under pressure due to weakening volumes from grain, coal and crude. In health care, although all of our holdings were in positive territory during the period, and indeed 3 of the 4 were up double digits, the Fund trailed the especially strong returns of the health care stocks in the S&P Global 1200 index.

Four new positions, all of which complied with the Ave Maria Mutual Funds’ moral screens, were added to the Fund since December 31, 2014: Discovery Communications, Inc., Eaton Corporation plc, Equinix, Inc., and Sumitomo Mitsui Financial Group, Inc. Five positions were eliminated, Credit Suisse Group AG, Nestlè S.A., The Swatch Group AG, Syngenta AG and Teradata Corporation, in favor of what we believe to be more attractive investment opportunities.

As of June 30, 2015, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	61%	60%
Europe Developed	13%	17%
United Kingdom	5%	8%
Japan	8%	8%
Asia Developed	2%	2%
Asia Emerging	2%	2%
Australasia	1%	3%
Other	1%	—
Cash Equivalents	7%	—

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We believe shareholders will continue to be rewarded by owning a portfolio of global, world-class companies. Thank you for your continued investment in the Ave Maria World Equity Fund.

Gregory R. Heilman	Joseph W. Skornicka
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2015 (Unaudited)

Shares	Company	Market Value	% of Net Assets
36,000	Citigroup, Inc.	$1,988,640	4.4%
23,619	Medtronic plc	1,750,168	3.9%
12,800	Toyota Motor Corporation - ADR	1,712,000	3.8%
22,500	St. Jude Medical, Inc.	1,644,075	3.6%
64,500	AXA S.A. - ADR	1,628,625	3.6%
35,000	Mondelēz International, Inc. - Class A	1,439,900	3.2%
15,000	Reinsurance Group of America, Inc.	1,423,050	3.1%
21,500	TE Connectivity Ltd.	1,382,450	3.1%
20,000	Eaton Corporation plc	1,349,800	3.0%
5,500	Shire plc - ADR	1,328,195	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	11.6%
Consumer Staples	7.6%
Energy	6.1%
Financials	22.4%
Health Care	12.0%
Industrials	13.5%
Information Technology	12.5%
Materials	6.8%
Exchange-Traded Funds	0.7%
Money Market Funds, Other Assets in Excess of Liabilities	6.8%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

COMMON STOCKS — 92.5%	Shares	Market Value
Consumer Discretionary — 11.6%
Auto Components — 3.4%
Bridgestone Corporation - ADR	51,000	$942,990
Cie Générale des Établissements Michelin - ADR	29,000	609,290
		1,552,280
Automobiles — 3.8%
Toyota Motor Corporation - ADR	12,800	1,712,000

Hotels, Restaurants & Leisure — 1.0%
McDonald's Corporation	4,500	427,815

Household Durables — 2.4%
Tupperware Brands Corporation	17,000	1,097,180

Media — 1.0%
Discovery Communications, Inc. - Class A *	14,000	465,640

Consumer Staples — 7.6%
Beverages — 4.4%
Diageo plc - ADR	10,000	1,160,400
Heineken N.V. - ADR	21,500	820,655
		1,981,055
Food Products — 3.2%
Mondelēz International, Inc. - Class A	35,000	1,439,900

Energy — 6.1%
Energy Equipment & Services — 3.4%
Schlumberger Limited	15,200	1,310,088
Tidewater, Inc.	10,000	227,300
		1,537,388
Oil, Gas & Consumable Fuels — 2.7%
Canadian Natural Resources Ltd.	30,000	814,800
Exxon Mobil Corporation	5,000	416,000
		1,230,800
Financials — 22.4%
Banks — 1.9%
Sumitomo Mitsui Financial Group, Inc. - ADR	99,000	880,110

Capital Markets — 1.9%
Franklin Resources, Inc.	17,500	858,025

Diversified Financial Services — 6.2%
Citigroup, Inc.	36,000	1,988,640

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 92.5% (Continued)	Shares	Market Value
Financials — 22.4% (Continued)
Diversified Financial Services — 6.2% (Continued)
Western Union Company (The)	40,000	$813,200
		2,801,840
Insurance — 12.4%
ACE Limited	13,000	1,321,840
AXA S.A. - ADR	64,500	1,628,625
Reinsurance Group of America, Inc.	15,000	1,423,050
Validus Holdings Ltd.	28,000	1,231,720
		5,605,235
Health Care — 12.0%
Health Care Equipment & Supplies — 9.0%
Abbott Laboratories	14,000	687,120
Medtronic plc	23,619	1,750,168
St. Jude Medical, Inc.	22,500	1,644,075
		4,081,363
Pharmaceuticals — 3.0%
Shire plc - ADR	5,500	1,328,195

Industrials — 13.5%
Aerospace & Defense — 2.3%
United Technologies Corporation	9,500	1,053,835

Construction & Engineering — 2.2%
Fluor Corporation	18,600	985,986

Electrical Equipment — 3.0%
Eaton Corporation plc	20,000	1,349,800

Industrial Conglomerates — 4.1%
3M Company	3,000	462,900
Koninklijke Philips Electronics N.V.	16,000	407,360
Siemens AG - ADR	9,500	964,535
		1,834,795
Road & Rail — 1.9%
Canadian National Railway Company	15,000	866,250

Information Technology — 12.5%
Communications Equipment — 1.5%
QUALCOMM, Incorporated	11,000	688,930

Electronic Equipment, Instruments & Components — 3.1%
TE Connectivity Ltd.	21,500	1,382,450

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 92.5% (Continued)	Shares	Market Value
Information Technology — 12.5% (Continued)
Internet Software & Services — 1.1%
Equinix, Inc.	2,000	$508,000

IT Services — 1.5%
Accenture plc - Class A	7,000	677,460

Semiconductors & Semiconductor Equipment — 2.5%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	50,000	1,135,500

Technology Hardware, Storage & Peripherals — 2.8%
EMC Corporation	48,000	1,266,720

Materials — 6.8%
Chemicals — 4.5%
FMC Corporation	16,000	840,800
International Flavors & Fragrances, Inc.	11,000	1,202,190
		2,042,990
Metals & Mining — 2.3%
BHP Billiton Ltd. - ADR	7,000	284,970
POSCO - ADR	15,000	736,350
		1,021,320

Total Common Stocks (Cost $37,170,621)		$41,812,862

EXCHANGE-TRADED FUNDS — 0.7%	Shares	Market Value
iShares Gold Trust * (Cost $520,564)	30,000	$340,200

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 6.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	2,106,200	$2,106,200
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	937,340	937,340
Total Money Market Funds (Cost $3,043,540)		$3,043,540

Total Investments at Market Value — 99.9% (Cost $40,734,725)		$45,196,602

Other Assets in Excess of Liabilities — 0.1%		26,830

Net Assets — 100.0%		$45,223,432

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2015.

SUMMARY OF COMMON STOCKS BY COUNTRY June 30, 2015 (Unaudited)
Country	Value	% of Net Assets
United States	$26,198,992	58.0%
Japan	3,535,100	7.8%
United Kingdom	2,488,595	5.5%
France	2,237,915	4.9%
Canada	1,681,050	3.7%
Switzerland	1,321,840	2.9%
Netherlands	1,228,015	2.7%
Taiwan	1,135,500	2.5%
Germany	964,535	2.2%
South Korea	736,350	1.6%
Australia	284,970	0.7%
	$41,812,862	92.5%

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2015, the Ave Maria Bond Fund (the “Fund”) had a total return of 0.53%, compared to 0.81% for the Barclays U.S. Intermediate Government/Credit Index.

It’s been a volatile first half of the year for interest rates. The second quarter snapped five consecutive quarters of interest-rate declines as the ten-year U.S. Treasury started the second quarter at 1.93% and ended at 2.33%. The Federal Reserve is finally expected to raise short-term interest rates later this year for the first time since 2006. In addition, the ongoing Greek financial crisis has recently added downward pressure on U.S. interest rates, as investors instinctively flock to the safety of U.S. Treasuries when macro threats occur around the world.

On the face of it, the U.S. economy looks to be improving. The headline unemployment number has dropped to 5.3% from 5.6% at the beginning of the year. While that sounds good, the decrease was due to more people leaving the workforce than those finding employment. A more comprehensive view of employment is to look at the participation rate, which is currently at 62.6%, the lowest since October 1977. Additionally, hourly earnings have only been treading water, and newly added jobs have tended to be in lower-paying sectors of the economy, such as retail, leisure and hospitality. So the economic recovery, now 6 years in the making, has been anything but robust.

For the first half of 2015, the top three performing assets in the Fund were the common stocks of Hasbro, Inc. (toys and games), Fifth Third Bancorp (banks), and Abbott Laboratories (life science equipment). The Fund’s worst performing assets were the common stocks of United Parcel Service, Inc. (courier services), Norfolk Southern Corporation (rail freight), and Exxon Mobil Corporation (integrated oils). Dividend-paying common stocks continued to contribute positively to the performance of the Fund.

The Fund continues to be managed in a conservative manner, with the expectation that, in time, interest rates will rise to a level more consistent with historical averages. Therefore, short-maturity, high-quality bonds and dividend-paying common stocks will continue to be emphasized. (As you know, up to 20% of the portfolio can be invested in dividend-paying common stocks.)

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We appreciate your participation in the Ave Maria Bond Fund.

Sincerely,

Richard L. Platte, Jr., CFA	Brandon S. Scheitler
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
June 30, 2015 (Unaudited)

Par Value	Holding	Market Value	% of Net Assets
$5,000,000	U.S. Treasury Notes, 3.875%, due 05/15/18	$5,413,670	2.6%
5,000,000	U.S. Treasury Notes, 3.500%, due 02/15/18	5,338,280	2.6%
5,000,000	U.S. Treasury Notes, 2.125%, due 12/31/15	5,048,830	2.5%
2,500,000	U.S. Treasury Bonds, 8.000%, due 11/15/21	3,412,500	1.7%
3,000,000	U.S. Treasury Notes, 2.625%, due 02/29/16	3,048,750	1.5%
3,000,000	U.S. Treasury Notes, 2.125%, due 09/30/21	3,030,000	1.5%
3,000,000	U.S. Treasury Notes, 1.375%, due 11/30/15	3,016,173	1.5%
3,000,000	Colgate-Palmolive Company, 2.450%, due 11/15/21	3,013,752	1.5%
2,940,000	Occidental Petroleum Corporation, 3.125%, due 02/15/22	2,947,353	1.4%
3,000,000	U.S. Treasury Notes, 1.500%, due 01/31/22	2,904,375	1.4%

* Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY OBLIGATIONS
U.S. Treasuries	28.2%

CORPORATE BONDS
Sector
Consumer Discretionary	6.6%
Consumer Staples	8.2%
Energy	6.0%
Financials	5.0%
Health Care	3.6%
Industrials	12.3%
Information Technology	4.3%
Materials	0.4%
Utilities	2.8%

COMMON STOCKS
Sector
Consumer Discretionary	1.4%
Consumer Staples	3.3%
Energy	2.0%
Financials	3.0%
Health Care	0.7%
Industrials	3.1%
Information Technology	3.0%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	6.1%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2015 (Unaudited)

U.S. TREASURY OBLIGATIONS — 28.2%	Par Value	Market Value
U.S. Treasury Bonds — 1.7%
8.000%, due 11/15/21	$2,500,000	$3,412,500

U.S. Treasury Inflation-Protected Notes — 3.9%
2.500%, due 07/15/16	2,342,960	2,429,905
2.625%, due 07/15/17	1,141,500	1,224,883
0.125%, due 04/15/18	2,046,920	2,079,063
1.125%, due 01/15/21	2,163,020	2,287,900
		8,021,751
U.S. Treasury Notes — 22.6%
1.375%, due 11/30/15	3,000,000	3,016,173
2.125%, due 12/31/15	5,000,000	5,048,830
2.625%, due 02/29/16	3,000,000	3,048,750
2.000%, due 04/30/16	2,500,000	2,535,155
1.500%, due 06/30/16	2,000,000	2,023,124
0.625%, due 08/15/16	2,000,000	2,005,624
3.250%, due 12/31/16	2,500,000	2,603,320
1.000%, due 03/31/17	2,500,000	2,519,140
0.875%, due 04/30/17	2,500,000	2,512,695
0.625%, due 09/30/17	2,500,000	2,492,577
0.750%, due 12/31/17	2,000,000	1,995,782
3.500%, due 02/15/18	5,000,000	5,338,280
3.875%, due 05/15/18	5,000,000	5,413,670
2.125%, due 09/30/21	3,000,000	3,030,000
1.500%, due 01/31/22	3,000,000	2,904,375
		46,487,495

Total U.S. Treasury Obligations (Cost $57,756,892)		$57,921,746

CORPORATE BONDS — 49.2%	Par Value	Market Value
Consumer Discretionary — 6.6%
Coca-Cola Company (The), 1.650%, due 11/01/18	$1,500,000	$1,507,932
Johnson Controls, Inc., 5.500%, due 01/15/16	1,000,000	1,025,119
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	506,359
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	1,011,765
Lowe's Companies, Inc., 3.120%, due 04/15/22	1,000,000	1,011,874
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,192,572
TJX Companies, Inc. (The), 6.950%, due 04/15/19	1,285,000	1,505,178
TJX Companies, Inc. (The), 2.750%, due 06/15/21	2,305,000	2,332,529
VF Corporation, 5.950%, due 11/01/17	2,270,000	2,512,309
		13,605,637

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 49.2% (Continued)	Par Value	Market Value
Consumer Staples — 8.2%
Colgate-Palmolive Company, 2.450%, due 11/15/21	$3,000,000	$3,013,752
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	806,339
Hershey Company (The), 2.625%, due 05/01/23	2,831,000	2,775,560
Hormel Foods Corporation, 4.125%, due 04/15/21	2,000,000	2,172,462
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,057,246
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,177,146
Kimberly-Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,622,556
Kimberly-Clark Corporation, 2.400%, due 03/01/22	2,311,000	2,258,441
		16,883,502
Energy — 6.0%
Apache Corporation, 5.625%, due 01/15/17	1,750,000	1,856,108
Apache Corporation, 1.750%, due 04/15/17	1,500,000	1,506,549
ConocoPhillips, 1.050%, due 12/15/17	1,750,000	1,736,816
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	1,962,024
Occidental Petroleum Corporation, 3.125%, due 02/15/22	2,940,000	2,947,353
Occidental Petroleum Corporation, 2.700%, due 02/15/23	2,350,000	2,272,485
		12,281,335
Financials — 5.0%
Bank of New York Mellon Corporation (The), 2.300%, due 07/28/16	1,500,000	1,526,733
Bank of New York Mellon Corporation (The), 2.100%, due 08/01/18	1,000,000	1,012,606
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,016,383
MasterCard, Inc., 2.000%, due 04/01/19	2,000,000	2,006,680
PACCAR Financial Corporation, 1.600%, due 03/15/17	2,000,000	2,019,436
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,501,932
U.S. Bancorp, 2.200%, due 04/25/19	1,173,000	1,185,293
		10,269,063
Health Care — 3.6%
Amgen, Inc., 3.875%, due 11/15/21	2,108,000	2,210,658
Medtronic plc, 4.750%, due 09/15/15	1,000,000	1,008,161
Medtronic plc, 2.625%, due 03/15/16	500,000	506,736
Stryker Corporation, 2.000%, due 09/30/16	1,150,000	1,162,428
Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,310,000	2,511,554
		7,399,537
Industrials — 12.3%
3M Company, 1.375%, due 09/29/16	1,393,000	1,404,416
3M Company, 1.000%, due 06/26/17	2,000,000	2,002,546
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,780,626
Emerson Electric Company, 4.250%, due 11/15/20	2,109,000	2,300,849

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 49.2% (Continued)	Par Value	Market Value
Industrials — 12.3% (Continued)
General Dynamics Corporation, 2.250%, due 07/15/16	$1,650,000	$1,675,425
Illinois Tool Works, Inc., 1.950%, due 03/01/19	2,000,000	2,010,074
Illinois Tool Works, Inc., 6.250%, due 04/01/19	1,000,000	1,146,819
John Deere Capital Corporation, 1.400%, due 03/15/17	1,700,000	1,716,128
John Deere Capital Corporation, 1.700%, due 01/15/20	2,000,000	1,958,250
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	978,247
Norfolk Southern Corporation, 5.900%, due 06/15/19	441,000	500,501
Ryder System, Inc., 5.850%, due 11/01/16	285,000	301,513
Snap-On, Inc., 6.125%, due 09/01/21	1,000,000	1,186,038
Union Pacific Corporation, 2.250%, due 02/15/19	2,000,000	2,026,280
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,654,176
United Parcel Service, Inc., 5.125%, due 04/01/19	1,500,000	1,672,216
United Technologies Corporation, 5.375%, due 12/15/17	839,000	921,529
		25,235,633
Information Technology — 4.3%
CA, Inc., 5.375%, due 12/01/19	1,000,000	1,113,165
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	501,654
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	506,287
Hewlett-Packard Company, 2.750%, due 01/14/19	1,500,000	1,516,275
International Business Machines Corporation, 2.000%, due 01/05/16	1,410,000	1,421,876
National Semiconductor Corporation, 6.600%, due 06/15/17	1,605,000	1,772,385
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,971,802
		8,803,444
Materials — 0.4%
PPG Industries, Inc., 6.650%, due 03/15/18	207,000	232,465
Praxair Inc., 4.050%, due 03/15/21	500,000	541,349
		773,814
Utilities — 2.8%
Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,000,000	2,107,300
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	800,000	932,873
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,634,890
NextEra Energy Capital Holdings, Inc., 2.600%, due 09/01/15	1,000,000	1,002,823
		5,677,886

Total Corporate Bonds (Cost $100,861,948)		$100,929,851

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 16.5%	Shares	Market Value
Consumer Discretionary — 1.4%
Household Durables — 0.9%
Tupperware Brands Corporation	30,000	$1,936,200

Leisure Products — 0.2%
Hasbro, Inc.	5,000	373,950

Media — 0.3%
Omnicom Group, Inc.	7,500	521,175

Consumer Staples — 3.3%
Beverages — 2.0%
Coca-Cola Company (The)	50,000	1,961,500
Diageo plc - ADR	18,000	2,088,720
		4,050,220
Food & Staples Retailing — 0.7%
Sysco Corporation	43,000	1,552,300

Household Products — 0.6%
Clorox Company (The)	12,000	1,248,240

Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Exxon Mobil Corporation	25,000	2,080,000
Occidental Petroleum Corporation	25,000	1,944,250
		4,024,250
Financials — 3.0%
Banks — 1.9%
Fifth Third Bancorp	100,000	2,082,000
PNC Financial Services Group, Inc. (The)	19,000	1,817,350
		3,899,350
Insurance — 1.1%
ACE Limited	10,000	1,016,800
Arthur J. Gallagher & Company	25,000	1,182,500
		2,199,300
Health Care — 0.7%
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories	30,000	1,472,400

Industrials — 3.1%
Air Freight & Logistics — 0.8%
United Parcel Service, Inc. - Class B	17,000	1,647,470

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 16.5% (Continued)	Shares	Market Value
Industrials — 3.1% (Continued)
Electrical Equipment — 1.0%
Emerson Electric Company	35,000	$1,940,050

Machinery — 0.9%
Caterpillar, Inc.	22,250	1,887,245

Road & Rail — 0.4%
Norfolk Southern Corporation	9,000	786,240

Information Technology — 3.0%
Communications Equipment — 1.1%
Cisco Systems, Inc.	80,000	2,196,800

Semiconductors & Semiconductor Equipment — 1.0%
Microchip Technology, Inc.	45,000	2,134,125

Software — 0.9%
CA, Inc.	65,000	1,903,850

Total Common Stocks (Cost $30,977,598)		$33,773,165

MONEY MARKET FUNDS — 5.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	9,647,662	$9,647,662
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,668,903	1,668,903
Total Money Market Funds (Cost $11,316,565)		$11,316,565

Total Investments at Market Value — 99.4% (Cost $200,913,003)		$203,941,327

Other Assets in Excess of Liabilities — 0.6%		1,226,792

Net Assets — 100.0%		$205,168,119

ADR - American Depositary Receipt.

(a) The rate shown is the 7-day effective yield as of June 30, 2015.

See notes to schedules of investments.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2015 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$188,350,951	$220,127,671	$740,671,986
At market value (Note 1)	$230,066,032	$312,912,959	$842,068,966
Affiliated investments, at market value (Cost $1,107,092) (Note 5)	2,965,264	—	—
Receivable for investment securities sold	1,573,341	—	1,808,572
Receivable for capital shares sold	333,822	239,907	887,764
Dividends receivable	203,751	270,941	1,702,024
Other assets	21,464	26,508	44,517
TOTAL ASSETS	235,163,674	313,450,315	846,511,843

LIABILITIES
Dividends payable	—	—	261,329
Payable for investment securities purchased	1,291,647	—	1,571,939
Payable for capital shares redeemed	51,951	224,056	690,805
Payable to Adviser (Note 2)	577,483	750,525	1,621,259
Payable to administrator (Note 2)	26,683	34,351	82,323
Other accrued expenses and liabilities	17,257	20,063	40,035
TOTAL LIABILITIES	1,965,021	1,028,995	4,267,690

NET ASSETS	$233,198,653	$312,421,320	$842,244,153

NET ASSETS CONSIST OF:
Paid-in capital	$176,105,918	$204,337,713	$696,612,180
Accumulated net investment income	30,259	279,274	2,547
Accumulated net realized gains from security transactions	13,489,223	15,019,045	44,232,446
Net unrealized appreciation on investments	43,573,253	92,785,288	101,396,980
NET ASSETS	$233,198,653	$312,421,320	$842,244,153
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,927,717	10,795,054	48,289,059
Net asset value, offering price and redemption price per share (Note 1)	$19.55	$28.94	$17.44

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2015 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$40,648,340	$40,734,725	$200,913,003
At market value (Note 1)	$40,655,812	$45,196,602	$203,941,327
Cash	—	8,960	—
Receivable for investment securities sold	—	—	496,651
Receivable for capital shares sold	6,750	51,143	325,110
Dividends and interest receivable	29,445	133,893	1,161,922
Other assets	16,050	14,844	26,253
TOTAL ASSETS	40,708,057	45,405,442	205,951,263

LIABILITIES
Dividends payable	—	—	38,956
Payable for investment securities purchased	—	—	532,416
Payable for capital shares redeemed	73,283	46,360	25,825
Payable to Adviser (Note 2)	80,579	120,285	150,949
Payable to administrator (Note 2)	4,739	5,139	16,912
Other accrued expenses and liabilities	10,083	10,226	18,086
TOTAL LIABILITIES	168,684	182,010	783,144

NET ASSETS	$40,539,373	$45,223,432	$205,168,119

NET ASSETS CONSIST OF:
Paid-in capital	$40,443,879	$39,533,184	$200,542,880
Accumulated net investment income (loss)	(87,818)	177,069	91
Accumulated net realized gains from security transactions	175,840	1,051,302	1,596,824
Net unrealized appreciation on investments	7,472	4,461,877	3,028,324
NET ASSETS	$40,539,373	$45,223,432	$205,168,119
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,720,540	3,377,582	18,411,675
Net asset value, offering price and redemption price per share (Note 1)	$10.90	$13.39	$11.14

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2015 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,458,733	$2,080,244	$9,128,418

EXPENSES
Investment advisory fees (Note 2)	1,148,783	1,463,658	3,195,694
Administration, accounting and transfer agent fees (Note 2)	163,288	203,559	494,263
Trustees’ fees and expenses (Note 2)	25,074	25,074	25,074
Legal and audit fees	21,108	23,385	39,102
Registration and filing fees	15,469	19,610	33,097
Postage and supplies	18,842	23,622	45,380
Custodian and bank service fees	7,819	10,101	26,025
Advisory board fees and expenses (Note 2)	6,291	6,291	6,291
Insurance expense	5,150	5,821	15,332
Printing of shareholder reports	4,824	5,720	9,185
Compliance service fees and expenses (Note 2)	2,422	3,165	8,731
Other expenses	9,404	10,964	29,290
TOTAL EXPENSES	1,428,474	1,800,970	3,927,464

NET INVESTMENT INCOME	30,259	279,274	5,200,954

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	13,854,521	15,077,236	44,232,446
Net change in unrealized appreciation/depreciation on investments	(18,403,388)	(7,823,863)	(57,885,312)
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	(359,340)	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,908,207)	7,253,373	(13,652,866)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,877,948)	$7,532,647	$(8,451,912)

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2015 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$191,625	$543,410	$476,196
Foreign withholding taxes on dividends	(1,094)	(30,535)	—
Interest	—	—	1,231,340
TOTAL INCOME	190,531	512,875	1,707,536

EXPENSES
Investment advisory fees (Note 2)	211,545	233,765 *	289,932
Administration, accounting and transfer agent fees (Note 2)	30,042	30,240	97,228
Trustees’ fees and expenses (Note 2)	25,074	25,074	25,074
Legal and audit fees	15,484	15,549	20,222
Registration and filing fees	13,789	13,135	17,928
Postage and supplies	7,138	5,109	11,693
Custodian and bank service fees	2,301	1,966	6,123
Advisory board fees and expenses (Note 2)	6,291	6,291	6,291
Insurance expense	1,106	816	3,270
Printing of shareholder reports	1,984	1,676	3,193
Compliance service fees and expenses (Note 2)	437	461	2,022
Other expenses	2,151	1,724	11,548
TOTAL EXPENSES	317,342	335,806	494,524
Less fee reductions by the Adviser (Note 2)	(38,993)	—	—
NET EXPENSES	278,349	335,806	494,524

NET INVESTMENT INCOME (LOSS)	(87,818)	177,069	1,213,012

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	249,534	1,051,302	1,596,824
Net change in unrealized appreciation/depreciation on investments	(4,929,197)	(677,299)	(1,926,909)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(4,679,663)	374,003	(330,085)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,767,481)	$551,072	$882,927

*	Includes $21,087 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria World Equity Fund (Note 2).

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS
Net investment income (loss)	$30,259	$(91,380)
Net realized gains from security transactions	13,854,521	21,236,942
Net change in unrealized appreciation/depreciation on investments	(18,403,388)	(13,670,285)
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	(359,340)	(424,417)
Net increase (decrease) in net assets resulting from operations	(4,877,948)	7,050,860

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(21,374,871)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,612,707	27,163,466
Reinvestment of distributions to shareholders	—	19,817,002
Payments for shares redeemed	(19,325,684)	(32,667,873)
Net increase (decrease) in net assets from capital share transactions	(8,712,977)	14,312,595

TOTAL DECREASE IN NET ASSETS	(13,590,925)	(11,416)

NET ASSETS
Beginning of period	246,789,578	246,800,994
End of period	$233,198,653	$246,789,578

ACCUMULATED NET INVESTMENT INCOME	$30,259	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	531,659	1,278,659
Shares issued in reinvestment of distributions to shareholders	—	987,394
Shares redeemed	(961,407)	(1,543,597)
Net increase (decrease) in shares outstanding	(429,748)	722,456
Shares outstanding, beginning of period	12,357,465	11,635,009
Shares outstanding, end of period	11,927,717	12,357,465

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS
Net investment income (loss)	$279,274	$(293,042)
Net realized gains from security transactions	15,077,236	40,761,462
Net change in unrealized appreciation/depreciation on investments	(7,823,863)	(19,086,278)
Net increase in net assets resulting from operations	7,532,647	21,382,142

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(40,274,946)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,099,449	45,290,157
Reinvestment of distributions to shareholders	—	36,776,864
Payments for shares redeemed	(24,050,975)	(44,466,492)
Net increase in net assets from capital share transactions	1,048,474	37,600,529

TOTAL INCREASE IN NET ASSETS	8,581,121	18,707,725

NET ASSETS
Beginning of period	303,840,199	285,132,474
End of period	$312,421,320	$303,840,199

ACCUMULATED NET INVESTMENT INCOME	$279,274	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	870,907	1,501,583
Shares issued in reinvestment of distributions to shareholders	—	1,290,416
Shares redeemed	(835,266)	(1,475,858)
Net increase in shares outstanding	35,641	1,316,141
Shares outstanding, beginning of period	10,759,413	9,443,272
Shares outstanding, end of period	10,795,054	10,759,413

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS
Net investment income	$5,200,954	$8,150,378
Net realized gains from security transactions	44,232,446	58,334,642
Net change in unrealized appreciation/depreciation on investments	(57,885,312)	7,646,334
Net increase (decrease) in net assets resulting from operations	(8,451,912)	74,131,354

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,198,407)	(8,148,417)
From net realized gains on investments	—	(58,063,521)
Decrease in net assets from distributions to shareholders	(5,198,407)	(66,211,938)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	103,287,677	266,425,413
Reinvestment of distributions to shareholders	4,609,226	59,558,854
Payments for shares redeemed	(100,097,941)	(195,958,232)
Net increase in net assets from capital share transactions	7,798,962	130,026,035

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,851,357)	137,945,451

NET ASSETS
Beginning of period	848,095,510	710,150,059
End of period	$842,244,153	$848,095,510

ACCUMULATED NET INVESTMENT INCOME	$2,547	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,803,579	14,832,004
Shares issued in reinvestment of distributions to shareholders	261,958	3,322,588
Shares redeemed	(5,627,550)	(10,743,572)
Net increase in shares outstanding	437,987	7,411,020
Shares outstanding, beginning of period	47,851,072	40,440,052
Shares outstanding, end of period	48,289,059	47,851,072

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS
Net investment loss	$(87,818)	$(275,176)
Net realized gains from security transactions	249,534	3,276,555
Net change in unrealized appreciation/depreciation on investments	(4,929,197)	(7,496,363)
Net decrease in net assets resulting from operations	(4,767,481)	(4,494,984)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(3,320,446)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,905,059	12,614,892
Reinvestment of distributions to shareholders	—	3,026,486
Payments for shares redeemed	(7,910,917)	(9,218,281)
Net increase (decrease) in net assets from capital share transactions	(5,005,858)	6,423,097

TOTAL DECREASE IN NET ASSETS	(9,773,339)	(1,392,333)

NET ASSETS
Beginning of period	50,312,712	51,705,045
End of period	$40,539,373	$50,312,712

ACCUMULATED NET INVESTMENT LOSS	$(87,818)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	252,871	912,606
Shares issued in reinvestment of distributions to shareholders	—	251,161
Shares redeemed	(690,528)	(678,288)
Net increase (decrease) in shares outstanding	(437,657)	485,479
Shares outstanding, beginning of period	4,158,197	3,672,718
Shares outstanding, end of period	3,720,540	4,158,197

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS
Net investment income	$177,069	$118,028
Net realized gains from security transactions	1,051,302	2,224,009
Net change in unrealized appreciation/depreciation on investments	(677,299)	(2,281,690)
Net increase in net assets resulting from operations	551,072	60,347

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(118,182)
From net realized gains on investments	—	(2,224,115)
Decrease in net assets from distributions to shareholders	—	(2,342,297)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,538,702	11,535,246
Reinvestment of distributions to shareholders	—	1,967,470
Payments for shares redeemed	(4,533,296)	(8,423,730)
Net increase in net assets from capital share transactions	2,005,406	5,078,986

TOTAL INCREASE IN NET ASSETS	2,556,478	2,797,036

NET ASSETS
Beginning of period	42,666,954	39,869,918
End of period	$45,223,432	$42,666,954

ACCUMULATED NET INVESTMENT INCOME	$177,069	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	483,735	826,336
Shares issued in reinvestment of distributions to shareholders	—	147,597
Shares redeemed	(334,780)	(613,026)
Net increase in shares outstanding	148,955	360,907
Shares outstanding, beginning of period	3,228,627	2,867,720
Shares outstanding, end of period	3,377,582	3,228,627

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
FROM OPERATIONS
Net investment income	$1,213,012	$1,835,899
Net realized gains from security transactions	1,596,824	5,568,721
Net change in unrealized appreciation/depreciation on investments	(1,926,909)	(3,717,765)
Net increase in net assets resulting from operations	882,927	3,686,855

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,213,038)	(1,835,148)
From net realized gains on investments	—	(5,569,365)
Decrease in net assets from distributions to shareholders	(1,213,038)	(7,404,513)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	41,822,642	68,345,003
Reinvestment of distributions to shareholders	1,014,531	6,222,276
Payments for shares redeemed	(18,056,596)	(39,881,687)
Net increase in net assets from capital share transactions	24,780,577	34,685,592

TOTAL INCREASE IN NET ASSETS	24,450,466	30,967,934

NET ASSETS
Beginning of period	180,717,653	149,749,719
End of period	$205,168,119	$180,717,653

ACCUMULATED NET INVESTMENT INCOME	$91	$117

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,729,263	5,978,811
Shares issued in reinvestment of distributions to shareholders	90,505	553,992
Shares redeemed	(1,609,480)	(3,485,512)
Net increase in shares outstanding	2,210,288	3,047,291
Shares outstanding, beginning of period	16,201,387	13,154,096
Shares outstanding, end of period	18,411,675	16,201,387

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$19.97		$21.21	$17.78		$16.20	$16.42	$13.63

Income (loss) from investment operations:
Net investment income (loss)	0.00	(a)	(0.01)	(0.00	)(a)	0.06	(0.01)	0.01
Net realized and unrealized gains (losses)on investments	(0.42)		0.63	4.66		2.09	(0.21)	2.79
Total from investment operations	(0.42)		0.62	4.66		2.15	(0.22)	2.80

Less distributions:
From net investment income	—		—	—		(0.06)	—	(0.01)
From net realized gains on investments	—		(1.86)	(1.23)		(0.51)	—	—
Total distributions	—		(1.86)	(1.23)		(0.57)	—	(0.01)

Net asset value at end of period	$19.55		$19.97	$21.21		$17.78	$16.20	$16.42

Total return (b)	(2.1%	)(c)	2.9%	26.2%		13.3%	(1.3%)	20.5%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$233,199		$246,790	$246,801		$191,100	$180,050	$187,913

Ratio of net expenses to average net assets	1.18	%(e)	1.29%	1.42%		1.48%	1.50%	1.50	%(d)

Ratio of net investment income (loss) to average net assets	0.03	%(e)	(0.04%)	(0.02%)		0.35%	(0.08%)	0.04%

Portfolio turnover rate	18	%(c)	31%	29%		25%	29%	33%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51% for the year ended December 31, 2010 (Note 2).

(e)	Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$28.24		$30.19	$23.71	$20.67	$20.56	$16.26

Income (loss) from investment operations:
Net investment income (loss)	0.03		(0.03)	(0.08)	(0.04)	(0.06)	(0.05)
Net realized and unrealized gains on investments	0.67		2.33	7.55	3.08	0.17	4.35
Total from investment operations	0.70		2.30	7.47	3.04	0.11	4.30

Less distributions:
From net realized gains on investments	—		(4.25)	(0.99)	—	—	—

Net asset value at end of period	$28.94		$28.24	$30.19	$23.71	$20.67	$20.56

Total return (a)	2.5	%(b)	7.5%	31.5%	14.7%	0.5%	26.5%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$312,421		$303,840	$285,132	$198,761	$162,072	$147,443

Ratio of net expenses to average net assets	1.17	%(d)	1.28%	1.43%	1.50%	1.50%	1.50	%(c)

Ratio of net investment income (loss) to average net assets	0.18	%(d)	(0.10%)	(0.29%)	(0.17%)	(0.29%)	(0.29%)

Portfolio turnover rate	13	%(b)	36%	18%	33%	10%	25%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52% for the year ended December 31, 2010 (Note 2).

(d)	Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$17.72		$17.56	$13.49	$12.68	$12.51	$10.77

Income (loss) from investment operations:
Net investment income	0.11		0.18	0.17	0.23	0.18	0.17
Net realized and unrealized gains (losses) on investments	(0.28)		1.46	4.38	1.51	0.40	1.74
Total from investment operations	(0.17)		1.64	4.55	1.74	0.58	1.91

Less distributions:
From net investment income	(0.11)		(0.18)	(0.17)	(0.23)	(0.18)	(0.17)
From net realized gains on investments	—		(1.30)	(0.31)	(0.70)	(0.23)	—
Total distributions	(0.11)		(1.48)	(0.48)	(0.93)	(0.41)	(0.17)

Net asset value at end of period	$17.44		$17.72	$17.56	$13.49	$12.68	$12.51

Total return (a)	(1.0%	)(b)	9.3%	33.9%	13.9%	4.6%	17.9%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$842,244		$848,096	$710,150	$303,909	$223,982	$127,022

Ratio of expenses to average net assets	0.92	%(c)	0.92%	0.97%	0.99%	1.02%	1.06%

Ratio of net investment income to average net assets	1.22	%(c)	1.01%	1.16%	1.75%	1.45%	1.52%

Portfolio turnover rate	17	%(b)	29%	14%	37%	22%	34%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value at beginning of period	$12.10		$14.08	$11.38	$10.99	$10.85	$9.11

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.07)	(0.02)	0.03	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	(1.18)		(1.06)	3.03	0.39	0.17	1.74
Total from investment operations	(1.20)		(1.13)	3.01	0.42	0.14	1.75

Less distributions:
From net investment income	—		—	—	(0.03)	—	(0.01)
From net realized gains on investments	—		(0.85)	(0.31)	—	—	—
Total distributions	—		(0.85)	(0.31)	(0.03)	—	(0.01)

Net asset value at end of period	$10.90		$12.10	$14.08	$11.38	$10.99	$10.85

Total return (a)	(9.9%	)(b)	(8.0%)	26.5%	3.8%	1.3%	19.2%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$40,539		$50,313	$51,705	$36,497	$33,727	$24,794

Ratio of net expenses to average net assets (c)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets	(0.39%	)(d)	(0.51%)	(0.18%)	0.25%	(0.32%)	0.07%

Portfolio turnover rate	46	%(b)	70%	58%	84%	101%	81%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)

Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.43%(d), 1.36%, 1.40%, 1.43%, 1.48% and 1.79% for the periods ended June 30, 2015 and December 31, 2014, 2013, 2012, 2011 and 2010, respectively (Note 2).

(d)	Annualized.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$13.22		$13.90	$11.46	$10.11	$11.24	$10.00

Income (loss) from investment operations:
Net investment income	0.05		0.04	0.03	0.05	0.05	0.00	(b)
Net realized and unrealized gains (losses) on investments	0.12		0.04	2.66	1.35	(1.13)	1.24
Total from investment operations	0.17		0.08	2.69	1.40	(1.08)	1.24

Less distributions:
From net investment income	—		(0.04)	(0.03)	(0.05)	(0.05)	—
From net realized gains on investments	—		(0.72)	(0.22)	—	—	—
Total distributions	—		(0.76)	(0.25)	(0.05)	(0.05)	—

Net asset value at end of period	$13.39		$13.22	$13.90	$11.46	$10.11	$11.24

Total return (c)	1.3	%(d)	0.5%	23.5%	13.8%	(9.6%)	12.4	%(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$45,223		$42,667	$39,870	$24,236	$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50	%(f)	1.50%	1.50%	1.50%	1.50%	1.50	%(f)

Ratio of net investment income to average net assets	0.79	%(f)	0.29%	0.28%	0.46%	0.58%	0.01	%(f)

Portfolio turnover rate	14	%(d)	36%	31%	33%	13%	5	%(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)

Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.55%, 1.63%, 1.78% and 2.45%(f) for the periods ended December 31, 2013, 2012, 2011 and 2010, respectively (Note 2).

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
Net asset value at beginning of period	$11.15		$11.38	$11.04	$10.87		$10.90		$10.48

Income (loss) from investment operations:
Net investment income	0.07		0.12	0.11	0.18		0.21		0.26
Net realized and unrealized gains (losses) on investments	(0.01)		0.12	0.56	0.32		0.15		0.43
Total from investment operations	0.06		0.24	0.67	0.50		0.36		0.69

Less distributions:
From net investment income	(0.07)		(0.12)	(0.11)	(0.18)		(0.21)		(0.26)
From net realized gains on investments	—		(0.35)	(0.22)	(0.15)		(0.18)		(0.01)
Total distributions	(0.07)		(0.47)	(0.33)	(0.33)		(0.39)		(0.27)

Net asset value at end of period	$11.14		$11.15	$11.38	$11.04		$10.87		$10.90

Total return (a)	0.5	%(b)	2.2%	6.1%	4.6%		3.3%		6.7%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$205,168		$180,718	$149,750	$113,043		$92,401		$74,606

Ratio of net expenses to average net assets	0.51	%(d)	0.54%	0.70%	0.70	%(c)	0.70	%(c)	0.70	%(c)

Ratio of net investment income to average net assets	1.25	%(d)	1.10%	1.01%	1.64%		1.96%		2.38%

Portfolio turnover rate	12	%(b)	21%	17%	21%		27%		24%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)

Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.73% and 0.85% for the years ended December 31, 2012, 2011 and 2010, respectively (Note 2).

(d)	Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (Unaudited)

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

U.S. Treasury Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of June 30, 2015:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$212,469,514	$—	$—	$212,469,514
Warrants	3,447,600	—	—	3,447,600
Exchange-Traded Funds	3,402,000	—	—	3,402,000
Money Market Funds	13,712,182	—	—	13,712,182
Total	$233,031,296	$—	$—	$233,031,296

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$296,141,291	$—	$—	$296,141,291
Money Market Funds	16,771,668	—	—	16,771,668
Total	$312,912,959	$—	$—	$312,912,959

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$795,601,950	$—	$—	$795,601,950
Warrants	7,182,500	—	—	7,182,500
Money Market Funds	39,284,516	—	—	39,284,516
Total	$842,068,966	$—	$—	$842,068,966

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$34,408,856	$—	$—	$34,408,856
Money Market Funds	6,246,956	—	—	6,246,956
Total	$40,655,812	$—	$—	$40,655,812

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$41,812,862	$—	$—	$41,812,862
Exchange-Traded Funds	340,200	—	—	340,200
Money Market Funds	3,043,540	—	—	3,043,540
Total	$45,196,602	$—	$—	$45,196,602

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$57,921,746	$—	$57,921,746
Corporate Bonds	—	100,929,851	—	100,929,851
Common Stocks	33,773,165	—	—	33,773,165
Money Market Funds	11,316,565	—	—	11,316,565
Total	$45,089,730	$158,851,597	$—	$203,941,327

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of June 30, 2015, the Funds did not have any transfers into and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of June 30, 2015. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2015:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Accumulated ordinary income (loss)	$30,259	$1,201,437	$1,640,440	$(87,818)	$461,543	$91
Net unrealized appreciation	43,446,053	92,727,097	101,396,980	7,472	4,461,877	3,028,324
Other gains	13,616,423	14,155,073	42,594,553	175,840	766,828	1,596,824
Total Distributable Earnings	$57,092,735	$108,083,607	$145,631,973	$95,494	$5,690,248	$4,625,239

The following information is based upon the federal income tax cost of the Funds’ investment securities as of June 30, 2015:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$54,762,026	$97,813,485	$119,381,914	$3,875,067	$6,514,497	$4,568,766
Gross unrealized depreciation	(11,315,973)	(5,086,388)	(17,984,934)	(3,867,595)	(2,052,620)	(1,540,442)
Net unrealized appreciation	$43,446,053	$92,727,097	$101,396,980	$7,472	$4,461,877	$3,028,324
Federal income tax cost	$189,585,243	$220,185,862	$740,671,986	$40,648,340	$40,734,725	$200,913,003

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of June 30, 2015.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended December 31, 2011 through December 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on securities sold are determined on a specific identification basis.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the periods ended June 30, 2015 and December 31, 2014 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
June 30, 2015	$—	$—	$—
December 31, 2014	$—	$21,374,871	$21,374,871
Ave Maria Growth Fund:
June 30, 2015	$—	$—	$—
December 31, 2014	$1,404,885	$38,870,061	$40,274,946
Ave Maria Rising Dividend Fund:
June 30, 2015	$5,198,407	$—	$5,198,407
December 31, 2014	$8,600,744	$57,611,194	$66,211,938
Ave Maria Opportunity Fund:
June 30, 2015	$—	$—	$—
December 31, 2014	$—	$3,320,446	$3,320,446
Ave Maria World Equity Fund:
June 30, 2015	$—	$—	$—
December 31, 2014	$118,182	$2,224,115	$2,342,297
Ave Maria Bond Fund:
June 30, 2015	$1,213,038	$—	$1,213,038
December 31, 2014	$2,203,292	$5,201,221	$7,404,513

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

Effective May 1, 2015, the Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2016 so that: the ordinary operating expenses of the Ave Maria World Equity Fund do not exceed 1.50% per annum of average daily net assets; the ordinary operating expenses of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% per annum of average daily net assets; and the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.70% per annum of average daily net assets. Prior to May 1, 2015, the Adviser had contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses so that the ordinary operating expenses of each of the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund did not exceed 1.50% per annum of average daily net assets. During the six months ended June 30, 2015, the Adviser reduced its investment advisory fees by $38,993 with respect to the Ave Maria Opportunity Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the six months ended June 30, 2015, the Adviser recouped previous investment advisory fee reductions of $21,087 from the Ave Maria World Equity Fund. As of June 30, 2015, the amounts of fee reductions available for reimbursement to the Adviser are as follows:

Ave Maria Opportunity Fund	$228,974
Ave Maria World Equity Fund	$25,686

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018
Ave Maria Opportunity Fund	$67,326	$65,896	$56,759	$38,993
Ave Maria World Equity Fund	$8,564	$17,122	$—	$—

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $30,000 (except that such fee is $38,000 for the Lead Independent Trustee and $15,000 for any Independent Trustee Emeritus), payable quarterly; a fee of $5,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,750 for any Independent Trustee Emeritus); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, receives an annual retainer of $2,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $2,500 for attendance at each meeting of the CAB (except that such fee is $2,750 for the CAB chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3.	Investment Transactions

During the six months ended June 30, 2015, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$41,697,322	$39,113,637	$141,336,661	$18,799,499	$8,300,267	$26,674,828
Proceeds from sales of investment securities	$60,322,406	$41,086,740	$135,986,175	$25,492,359	$5,897,616	$13,619,026

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

5.	Affiliated Investment

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of June 30, 2015, the Ave Maria Catholic Values Fund owns 5.30% of the outstanding voting shares of Unico American Corporation. Further information on this holding for the six months ended June 30, 2015 appears below:

AVE MARIA CATHOLIC VALUES FUND
Affiliated Issuer Report
UNICO AMERICAN CORPORATION
From December 31, 2014 to June 30, 2015
Shares at beginning of period	282,945
Shares at end of period	282,945
Market value at beginning of period	$3,324,604
Change in unrealized appreciation (depreciation)	(359,340)
Market value at end of period	$2,965,264
Net realized gains (losses) during the period	$—
Dividend income earned during the period	$—

6.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2015, the Ave Maria Growth Fund had 31.7% of the value of its net assets invested in stocks within the industrials sector.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

7.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

The Board of Trustees of the Trust adopted an Agreement and Plan of Reorganization pursuant to which the Ave Maria Catholic Values Fund would acquire all of the assets and known liabilities of the Ave Maria Opportunity Fund in exchange for shares of the Ave Maria Catholic Values Fund (the “Reorganization”). The Reorganization closed on July 31, 2015 and, as a result, the Ave Maria Opportunity Fund has been fully liquidated.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2015) and held until the end of the period (June 30, 2015).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Catholic Values Fund
Actual	$1,000.00	$ 979.00	1.18%	$5.79
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.94	1.18%	$5.91

Ave Maria Growth Fund
Actual	$1,000.00	$ 1,024.80	1.17%	$5.87
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.99	1.17%	$5.86

Ave Maria Rising Dividend Fund
Actual	$1,000.00	$ 990.30	0.92%	$4.54
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.23	0.92%	$4.61

Ave Maria Opportunity Fund
Actual	$1,000.00	$ 900.80	1.25%	$5.89
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.60	1.25%	$6.26

Ave Maria World Equity Fund
Actual	$1,000.00	$ 1,012.90	1.50%	$7.49
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,017.36	1.50%	$7.50

Ave Maria Bond Fund
Actual	$1,000.00	$ 1,005.30	0.51%	$2.54
Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.27	0.51%	$2.56

(a)	Annualized, based on the Fund's most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

At an in-person meeting held on February 14, 2015, the Board of Trustees, including the Independent Trustees voting separately, approved the continuation of the Advisory Agreement with the Adviser on behalf of each Fund.

The Independent Trustees were advised and assisted throughout the process of their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreements, including whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed, among other things: (1) industry data comparing the advisory fees and expense ratios of the Funds with those of comparable investment companies and any separately managed accounts under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues for providing services to the Funds; and (4) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

The Independent Trustees took into account that they meet with the portfolio managers of the Funds at regularly scheduled meetings over the course of the year to discuss the portfolio positioning, portfolio composition, and investment program for each of the Funds. They also considered that they receive at regularly scheduled meetings reports on the Funds’ investment results and the returns of comparative market indices. The Trustees considered various factors, among them:

●	the nature, extent and quality of the services provided by the Adviser;

●	the fees charged for those services and the Adviser’s profitability with respect to the Funds (and the methodology by which such profitability was calculated);

●	the Funds’ performance;

●	the extent to which economies of scale may be realized as the Funds grow; and

●	whether current fee levels reflect these economies of scale for the benefit of the Funds’ shareholders.

Prior to voting, the Independent Trustees discussed the continuance of the Advisory Agreements with management and also met in executive session with their independent legal counsel at which no representatives of the Adviser were present.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

In their consideration of the nature and quality of services provided to the Funds, the Trustees evaluated the responsibilities of the Adviser under the Advisory Agreements and the investment management process applied to each Fund. The Trustees reviewed the background, education and experience of the Adviser’s key investment, research and operational personnel. The Trustees considered the benefits of collaboration derived from the co-portfolio management structure of the Funds and the arrangements that have been made by the Adviser to address succession planning. The Trustees considered the additional research personnel added to support the portfolio managers. The Trustees also considered the Adviser’s compliance program, the quality of administrative and shareholder services provided to the Funds and the Adviser’s role in coordinating such services and programs. The Trustees considered the overall strength and stability of the Adviser and its overall favorable compliance record.

The Trustees reviewed the advisory fees paid by each Fund and compared such fees to the advisory fees paid by similar mutual funds as compiled by Morningstar, Inc. (“Morningstar”). The Trustees also considered the fees the Adviser charges to manage separately managed accounts having similar strategies to certain of the Funds, as applicable, and took into account the Adviser’s explanation that the differences between the advisory fees paid by these Funds and the advisory fees paid by separately managed accounts reflect the operational and regulatory differences between advising these Funds and the separately managed accounts. The Trustees compared the total operating expense ratio of each Fund with expense ratios of representative funds within its Morningstar peer group, as well as the expense ratios of the Adviser’s separately managed account clients. This analysis also took into account the fee reductions made by the Adviser. The Trustees considered how the Adviser has integrated the morally responsible criteria adopted by the Funds into its investment decision-making process. The Trustees concluded that, based upon the investment strategies of each Fund and the quality of services provided by the Adviser, the advisory fees paid by each Fund are acceptable.

The Trustees reviewed the Adviser’s analysis of its profitability in managing the Funds during calendar year 2014, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Funds’ investment adviser, including various research services as a result of the placement of the Funds’ portfolio brokerage. The Trustees considered the costs of the Adviser to provide ongoing services to the Funds, including staffing costs and costs to maintain systems and resources that support portfolio trading, research and other portfolio management functions. They also considered the amount of intermediary fees paid by the Adviser on behalf of the Funds in a broader context, as compared to the Adviser’s profitability related exclusively to its investment advisory services. Based upon their review of the Adviser’s profitability

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

analysis, the Board concluded that the Adviser’s profits are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services the Adviser provides to the Funds.

The Trustees considered both the short-term and long-term investment performance of each Fund in light of its investment objective(s). The Trustees considered each Fund’s historical performance over various periods ended November 30, 2014, as it compared to the returns of relevant indices. Based upon their review, the Trustees observed that the Ave Maria Bond Fund outperformed its benchmark index for the 1-year period and each of the Ave Maria Rising Dividend Fund, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund underperformed its respective benchmark index during the same 1-year period. The Trustees further considered the investment performance of each Fund compared to similarly managed mutual funds as compiled by Morningstar for selected periods. The Trustees observed that each Fund underperformed its Morningstar category average for the 1-year period. With regard to the Ave Maria Opportunity Fund, the Adviser discussed its current thinking on possibly recommending that such Fund be merged into another Ave Maria Fund to allow for greater economies of scale and better performance. The Trustees observed that the Adviser’s conservative approach to stock and fixed-income selections does not always afford it with the opportunity to keep pace with the strong returns of the Funds’ broader respective benchmark indices, which was the case during the 1-year period ended November 30, 2014, including based upon the fact that the Funds did not invest in speculative types of stocks. The Trustees took note that the morally responsible investment process is not designed to correlate with the performance of a particular index. The Trustees also considered that the Adviser’s long-term investment approach has remained consistent over the years of service to the Funds. The Trustees recognized the Adviser’s ability to select investments for the Ave Maria Rising Dividend Fund that have consistently increased their dividend payments and to manage the Ave Maria Bond Fund such that it has operated for eleven calendar years without negative returns. The Trustees concluded that the Funds’ investment results have been acceptable and the quality of the services provided by the Adviser combined with its long-term record of managing the Funds supports their view that its continued management should benefit the Funds and their shareholders.

The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders, and observed that as the Funds’ assets have grown, their respective expense ratios generally have fallen. The Trustees considered the lower annual operating expense ratios of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund during the 2014 calendar year. The Trustees noted that the annual operating expense ratios of the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund were unchanged during the 2014 calendar year and that the Adviser had

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

reduced its fees for the Ave Maria Opportunity Fund. The Trustees also took into account the elimination of shareholder servicing fees for the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund during the 2014 calendar year.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

This page intentionally left blank.

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds, Emeritus
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, STL
Phyllis Schlafly

Investment Adviser
SCHWARTZ INVESTMENT COUNSEL, INC.
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT COUNSEL, INC.

www.schwartzinvest.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5	Audit Committee of Listed Registrants.

Not applicable

Item 6	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*	/s/ George P. Schwartz
George P. Schwartz, President

Date	September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George P. Schwartz
George P. Schwartz, President

Date	September 2, 2015

By (Signature and Title)*	/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	September 2, 2015